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                                                                    EXHIBIT 10.6


                                 LOAN AGREEMENT

                            Dated as of June 4, 2002

                                     between


                           GRAND CANAL SHOPS II, LLC,

                                  as Borrower,

                                       and


                             ARCHON FINANCIAL, L.P.,

                                    as Lender

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                                TABLE OF CONTENTS

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DEFINITIONS....................................................................................1

                                    ARTICLE I
                                  GENERAL TERMS

Section 1.1. The Loan.........................................................................25
Section 1.2. The Term.........................................................................25
Section 1.3. Interest and Principal...........................................................25
Section 1.4. Interest Rate Cap Agreements.....................................................27
Section 1.5. Method and Place of Payment......................................................27
Section 1.6. Regulatory Change................................................................27
Section 1.7. Taxes............................................................................28
Section 1.8. Release..........................................................................29

                                   ARTICLE II
                              VOLUNTARY PREPAYMENT

Section 2.1. Voluntary Prepayment.............................................................29

                                   ARTICLE III
                                    ACCOUNTS

Section 3.1. Cash Management Account..........................................................30
Section 3.2. Distributions from Cash Management Account.......................................31
Section 3.3. Cash Trap Account................................................................32
Section 3.4. Tax and Insurance Escrow Account.................................................33
Section 3.5. TI/LC Reserve Account............................................................34
Section 3.6. Capital Reserve Account..........................................................35
Section 3.7. [Reserved].......................................................................36
Section 3.8. Loss Proceeds Account............................................................36
Section 3.9. [Reserved].......................................................................36
Section 3.10.  Account Collateral.............................................................37
Section 3.11.  Permitted Investments..........................................................37
Section 3.12.  Bankruptcy.....................................................................38

                                   ARTICLE IV
                                 REPRESENTATIONS

Section 4.1. Organization.....................................................................38
Section 4.2. Authorization....................................................................38
Section 4.3. No Conflicts.....................................................................39
Section 4.4. Consents.........................................................................39
Section 4.5. Enforceable Obligations..........................................................39
Section 4.6. No Default.......................................................................39
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
Section 4.7. Payment of Taxes.................................................................39
Section 4.8. Compliance with Law..............................................................39
Section 4.9. ERISA............................................................................40
Section 4.10.  Government Regulation..........................................................40
Section 4.11.  No Bankruptcy Filing...........................................................40
Section 4.12.  Other Debt.....................................................................40
Section 4.13.  Litigation.....................................................................40
Section 4.14.  Leases; Material Agreements....................................................40
Section 4.15.  [Reserved].....................................................................41
Section 4.16.  Financial Condition............................................................41
Section 4.17.  Single-Purpose Requirements....................................................41
Section 4.18.  Location of Chief Executive Offices............................................42
Section 4.19.  Not Foreign Person.............................................................42
Section 4.20.  Labor Matters..................................................................42
Section 4.21.  Title..........................................................................42
Section 4.22.  No Encroachments...............................................................42
Section 4.23.  Physical Condition.............................................................42
Section 4.24.  Fraudulent Conveyance..........................................................43
Section 4.25.  Management.....................................................................43
Section 4.26.  Condemnation...................................................................43
Section 4.27.  Utilities and Public Access....................................................43
Section 4.28.  Environmental Matters..........................................................44
Section 4.29.  Assessments....................................................................44
Section 4.30.  No Joint Assessment............................................................45
Section 4.31.  Separate Lots..................................................................45
Section 4.32.  Permits; Certificate of Occupancy..............................................45
Section 4.33.  Flood Zone.....................................................................45
Section 4.34.  Security Deposits..............................................................45
Section 4.35.  Certain Agreements.............................................................45
Section 4.36.  Insurance......................................................................45
Section 4.37.  Master Leases..................................................................45
Section 4.38.  Survival.......................................................................47
Section 4.39.  Affiliate Transactions.........................................................47

                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

Section 5.1. Existence........................................................................47
Section 5.2. Maintenance of Property; Compliance with Legal Requirements......................47
Section 5.3. Impositions and Other Claims.....................................................48
Section 5.4. Access to Property...............................................................48
Section 5.5. Notice of Default................................................................48
Section 5.6. Litigation.......................................................................48
Section 5.7. Cooperate in Legal Proceedings...................................................48
Section 5.8. Leases...........................................................................49
Section 5.9. Plan Assets, etc.................................................................51
Section 5.10.  Further Assurances.............................................................51
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
Section 5.11.  Management of Collateral.......................................................52
Section 5.12.  Annual Financial Statements....................................................52
Section 5.13.  Quarterly Financial Statements.................................................53
Section 5.14.  Monthly Financial Statements...................................................53
Section 5.15.  Insurance......................................................................54
Section 5.16.  Casualty and Condemnation......................................................58
Section 5.17.  Annual Budget..................................................................60
Section 5.18.  General Indemnity..............................................................60
Section 5.19.  Covenants with respect to the REA and the ESA..................................60

                                   ARTICLE VI
                               NEGATIVE COVENANTS

Section 6.1. Liens on the Property............................................................61
Section 6.2. Ownership........................................................................61
Section 6.3. Transfer.........................................................................61
Section 6.4. Debt.............................................................................61
Section 6.5. Dissolution; Merger or Consolidation.............................................61
Section 6.6. Change In Business...............................................................61
Section 6.7. Debt Cancellation................................................................62
Section 6.8. Affiliate Transactions...........................................................62
Section 6.9. Misapplication of Funds..........................................................62
Section 6.10.  Place of Business..............................................................62
Section 6.11.  Modifications and Waivers......................................................62
Section 6.12.  ERISA..........................................................................62
Section 6.13.  Alterations and Expansions.....................................................63
Section 6.14.  Advances and Investments.......................................................63
Section 6.15.  Single-Purpose Entity..........................................................63
Section 6.16.  Zoning and Uses................................................................63
Section 6.17.  Waste..........................................................................64

                                   ARTICLE VII
                                    DEFAULTS

Section 7.1. Event of Default.................................................................64
Section 7.2. Remedies.........................................................................66
Section 7.3. No Waiver........................................................................67
Section 7.4. Application of Payments During Continuance of an Event of Default................68

                                  ARTICLE VIII
                              CONDITIONS PRECEDENT

Section 8.1. Conditions Precedent to Closing..................................................68

                                   ARTICLE IX
                                  MISCELLANEOUS

Section 9.1. Successors.......................................................................71
Section 9.2. GOVERNING LAW....................................................................71
Section 9.3. Modification, Waiver in Writing..................................................71
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Section 9.4. Notices..........................................................................71
Section 9.5. TRIAL BY JURY....................................................................73
Section 9.6. Headings.........................................................................73
Section 9.7. Assignment and Participation.....................................................73
Section 9.8. Severability.....................................................................75
Section 9.9. Preferences......................................................................75
Section 9.10.  Remedies of Borrower...........................................................75
Section 9.11.  Offsets, Counterclaims and Defenses............................................75
Section 9.12.  No Joint Venture...............................................................75
Section 9.13.  Conflict; Construction of Documents............................................76
Section 9.14.  Brokers and Financial Advisors.................................................76
Section 9.15.  Counterparts...................................................................76
Section 9.16.  Estoppel Certificates..........................................................76
Section 9.17.  Payment of Expenses; Mortgage Recording Taxes..................................76
Section 9.18.  No Third-Party Beneficiaries...................................................77
Section 9.19.  Recourse.......................................................................77
Section 9.20.  Right of Set-Off...............................................................79
Section 9.21.  Exculpation of Lender..........................................................79
Section 9.22.  Servicer.......................................................................80
Section 9.23.  Prior Agreements...............................................................80
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EXHIBITS

A      Form of Tenant Notice
B      Form of Cash Management Agreement
C-1    Form of New York Opinion
C-2    Form of Local Counsel Opinion
C-3    Form of Nonconsolidation Opinion
D      Standard Lease Forms
E      Form of SNDA

SCHEDULES

A      Property
B      Exception Report
C      [Reserved]
D      [Reserved]
E      Rent Roll
F      Material Agreements
G      Cap Agreement Requirements
H-1    Permitted Expansion Space
H-2    Permitted Expansion Financing Conditions
I      Master Leases
J      Prohibited Transferees
K      Tenants under Material Leases in Effect as of the Closing Date

                                        v
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                                 LOAN AGREEMENT

          This Loan Agreement (this "AGREEMENT") is dated June 4, 2002 and is between ARCHON FINANCIAL, L.P., a Delaware limited partnership, as a lender (together with its successors and permitted assigns as holder of the Loan, "LENDER"), and GRAND CANAL SHOPS II, LLC, a Delaware limited liability company, as borrower (together with its permitted successors and assigns, "BORROWER").

                                    RECITALS

          Borrower desires to obtain from Lender the Loan (as hereinafter defined) in connection with the refinancing of the property known as The Grand Canal Shoppes, Las Vegas, Nevada.

          Lender is willing to make the Loan on the terms and conditions set forth in this Agreement if Borrower joins in the execution and delivery of this Agreement, issues the Note and executes and delivers the other Loan Documents.

          Lender and Borrower therefore agree as follows:

                                   DEFINITIONS

          (a) When used in this Agreement, the following capitalized terms have the following meanings:

          "ACCEPTABLE COUNTERPARTY" means any counterparty to an Interest Rate Cap Agreement that has and maintains either a long-term unsecured debt rating of AAA by S&P or a short-term unsecured debt rating of not less than A-1+ by S&P and a long-term unsecured debt rating of not less than Aa3 by Moody's, or any other counterparty to an Interest Rate Cap Agreement with respect to which Rating Confirmation is received.

          "ACCOUNT COLLATERAL" means, collectively, the Collateral Accounts and all sums at any time held, deposited or invested therein, together with any interest or other earnings thereon, and all proceeds thereof (including proceeds of sales and other dispositions), whether accounts, general intangibles, chattel paper, deposit accounts, instruments, documents or securities, but excluding Excess Cash Flow.

          "ACTUAL NOI" means, as of any date of determination, annualized Net Operating Income for the Property for the most recently ended Test Period (determined by multiplying Net Operating Income for such Test Period by two).

          "AFFILIATE" of any specified Person means any other Person controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interests (determined in a manner analogous to the method for determining beneficial ownership under Rule 13d-3 under the Securities Exchange Act of

1934, as amended), by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "AGREEMENT" means this Loan Agreement, as the same may from time to time hereafter be modified or replaced.

          "ALTA" means the American Land Title Association, or any successor thereto.

          "ALTERATION" means any demolition, alteration, installation, improvement or expansion of or to the Property or any portion thereof, other than Tenant Improvements required under Leases.

          "ANNUAL BUDGET" means a capital and operating expenditure budget for the Property prepared by Borrower and specifying amounts sufficient to operate and maintain the Property at a standard at least equal to that maintained on the Closing Date.

          "APPRAISAL" means an as-is appraisal of the Property that is prepared by a member of the Appraisal Institute selected by the Borrower (and reasonably approved by Lender), meets the minimum appraisal standards for national banks promulgated by the Comptroller of the Currency pursuant to Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended (FIRREA) and complies with the Uniform Standards of Professional Appraisal Practice (USPAP).

          "APPROVED ANNUAL BUDGET" has the meaning set forth in SECTION 5.17.

          "APPROVED MANAGEMENT AGREEMENT" means the Property Management Agreement, dated as of July 24, 1997, between Borrower and Forest City Commercial Management, Inc., as such agreement may be modified or replaced in accordance herewith, and any other management agreement with respect to which Lender receives Rating Confirmation and which provides that it may be terminated by Borrower without fee or penalty on not less than 30 days' prior written notice; PROVIDED that if Borrower or any Affiliate of Borrower manages the Property, then no separate written management agreement shall be required hereunder (PROVIDED further that any such management arrangements shall be in accordance with SECTION 6.8)

          "APPROVED PROPERTY MANAGER" means (i) Forest City Commercial Management, Inc., (ii) Borrower or any Affiliate of Borrower, or (iii) any other management company with respect to which Lender receives Rating Confirmation, in each case unless and until Lender requests the termination of such management company during the continuance of an Event of Default pursuant to SECTION 5.11(d).

          "ASSIGNMENT" has the meaning set forth in SECTION 9.7(b).

          "ASSIGNMENT OF INTEREST RATE CAP AGREEMENT" means each collateral assignment of an interest rate cap agreement executed by Borrower in accordance herewith, each of which must be in the form executed by Borrower on the Closing Date, as the same may from time to time be modified or replaced in accordance herewith.

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          "ASSIGNMENT OF RENTS AND LEASES" means the assignment of rents and leases executed by Borrower on the Closing Date, as the same may from time to time be modified or replaced in accordance herewith.

          "BANKRUPTCY CODE" has the meaning set forth in SECTION 7.1(d).

          "BORROWER" has the meaning set forth in the first paragraph of this agreement.

          "BORROWER MANAGING MEMBER" means Grand Canal Shops Mall MM Subsidiary, Inc., a Nevada corporation.

          "BUDGETED ANNUAL CAPITAL EXPENDITURE AMOUNT" means, with respect to any Fiscal Year, (i) the aggregate anticipated cost of Capital Expenditures for such Fiscal Year as set forth in the Approved Annual Budget, or (ii) such greater amount as shall equal the actual cost of Borrower's Capital Expenditures for such Fiscal Year; PROVIDED that such greater amount may in no event exceed 105% of the amount specified in clause (i), with no individual budget line item exceeding 110% of the amount set forth in the Approved Annual Budget with respect to such line item, in each case without the prior written consent of Lender, not to be unreasonably withheld or delayed, PROVIDED, HOWEVER, that no such limitation shall apply, nor shall Lender's consent be required, in respect of any Non-Discretionary Items.

          "BUDGETED ANNUAL OPERATING EXPENSE AMOUNT" means, with respect to any Fiscal Year, (i) the aggregate anticipated cost of Operating Expenses for such Fiscal Year as set forth in the Approved Annual Budget, or (ii) such greater amount as shall equal the actual cost of Borrower's Operating Expenses for such Fiscal Year; PROVIDED that such greater amount may in no event exceed 105% of the amount specified in clause (i), with no individual budget line item exceeding 110% of the amount set forth in the Approved Annual Budget with respect to such line item, in each case without the prior written consent of Lender, not to be unreasonably withheld or delayed, PROVIDED, HOWEVER, that no such limitation shall apply, nor shall Lender's consent be required, in respect of any Non-Discretionary Items.

          "BUSINESS DAY" means any day other than (i) a Saturday and a Sunday and (ii) a day on which federally insured depository institutions in the State of New York or the state in which the offices of Lender, its trustee, its Servicer or its Servicer's collection account are located are authorized or obligated by law, governmental decree or executive order to be closed (Lender agrees to provide reasonably prompt notice to Borrower of any change in the determination of a Business Day based on the criteria set forth in clause (ii) above). When used with respect to an Interest Determination Date, "BUSINESS DAY" shall mean a day on which banks are open for dealing in foreign currency and exchange in London.

          "CAPITAL EXPENDITURE" means hard and soft costs incurred by Borrower with respect to replacements and capital repairs made to the Property (including repairs to, and replacements of, structural components, roofs, building systems, parking garages and parking lots), in each case to the extent capitalized in accordance with GAAP.

          "CAPITAL RESERVE ACCOUNT" has the meaning set forth in SECTION 3.6.

          "CASH MANAGEMENT ACCOUNT" has the meaning set forth in SECTION 3.1(a).

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          "CASH MANAGEMENT AGREEMENT" means a cash management agreement in substantially the form of EXHIBIT B, as the same may from time to time be modified or replaced in accordance herewith.

          "CASH MANAGEMENT BANK" means Wells Fargo Bank, N.A., or any other depository institution selected by Borrower (and reasonably satisfactory to Lender) or Lender from time to time in which Eligible Accounts may be maintained.

          "CASH TRAP PERIOD" means any period (i) during the continuance of an Event of Default, (ii) from (a) the conclusion of any Test Period for which Actual NOI is less than 75% of Closing Date NOI, to (b) the conclusion of any two consecutive Fiscal Quarters thereafter for which Actual NOI is equal to or greater than 75% of Closing Date NOI and (iii) from and after the occurrence of a Terrorism Event until the first to occur of (a) the Payment Date following the one-year anniversary of such event and (b) the conclusion of any Test Period following such event as to which Actual NOI is equal to or greater than Closing Date NOI.

          "CASH TRAP ACCOUNT" has the meaning set forth in SECTION 3.3(a).

          "CASUALTY" means a fire, explosion, flood, collapse, earthquake or other casualty affecting all or any portion of the Property.

          "CERTIFICATES" means, collectively, any senior and/or subordinate notes, debentures or pass-through certificates, or other evidence of indebtedness, or debt or equity securities, or any combination of the foregoing, representing a direct or beneficial interest, in whole or in part, in the Loan.

          "CHANGE OF CONTROL" means (i) Borrower's ceasing to be Controlled by one or more Qualified Equityholders (individually or collectively), or (ii) a pledge of any direct or indirect equity interest in Borrower, the foreclosure on which would result in a Change of Control under clause (i).

          "CLOSING DATE" means the date of this Agreement.

          "CLOSING DATE DSCR" means 1.98x.

          "CLOSING DATE NOI" means $19,236,331.

          "CODE" means the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

          "COLLATERAL" means all assets owned from time to time by Borrower including the Property, the Revenues and all other tangible and intangible property in respect of which Lender is granted a Lien under the Loan Documents, and all proceeds thereof.

          "COLLATERAL ACCOUNTS" means, collectively, the Cash Management Account, the Cash Trap Account, the Tax and Insurance Escrow Account, the TI/LC Reserve Account, the Loss Proceeds Account and the Capital Reserve Account.

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          "COMMERCIALLY REASONABLE" means, with respect to the terms and conditions of any proposed Lease (other than rent and other amounts payable thereunder), commercially reasonable when compared with terms and conditions of Leases in similarly situated malls in similar contexts at the time in question, taking into account, INTER ALIA, the size, creditworthiness and bargaining power of a prospective Tenant, the location and size of the space covered by such proposed Lease and the rent and other amounts payable thereunder.

          "COMPONENT BALANCE" has the meaning set forth in SECTION 1.3(c).

          "COMPONENT SPREAD" has the meaning set forth in SECTION 1.3(c).

          "COMPONENTIZATION NOTICE" has the meaning set forth in SECTION 1.3(c).

          "CONDEMNATION" means a taking or voluntary conveyance of all or part of the Property or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any condemnation or other eminent domain proceeding by any Governmental Authority.

          "CONTINGENT OBLIGATION" means any obligation of Borrower directly or indirectly guaranteeing any Debt of any other Person in any manner.

          "CONTROL" of any entity means the ownership, directly or indirectly, of at least 51% of the equity interests in, and the right to at least 51% of the distributions from, such entity and the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such entity, whether through the ability to exercise voting power, by contract or otherwise ("CONTROLLED" has the meaning correlative thereto).

          "CONVENTION CENTER" means the Sands Exposition and Convention Center located in Las Vegas, Nevada.

          "COOPERATION AGREEMENT" means the Mortgage Loan Cooperation Agreement, dated as of the Closing Date, among Borrower, Lender and Sponsor, as the same may from time to time be modified or replaced in accordance herewith.

          "DAMAGES" to a party means any and all liabilities, obligations, losses, damages, penalties, assessments, actions, judgments, suits, claims, costs, expenses (including reasonable attorneys' fees whether or not suit is brought), settlement costs and disbursements imposed on, incurred by or asserted against such party, other than consequential or indirect losses or damages.

          "DEBT" means, with respect to any Person, without duplication:

          (i) all indebtedness of such Person to any other party (regardless of whether such indebtedness is evidenced by a written instrument such as a note, bond or debenture) for borrowed money or for the deferred purchase price of property or services;

          (ii) all letters of credit issued for the account of such Person and all unreimbursed amounts drawn thereunder;

          (iii) all indebtedness secured by a Lien on any property owned by such Person (whether or not such indebtedness has been assumed) except obligations for impositions which are not yet due and payable;

          (iv)    all Contingent Obligations of such Person;

          (v) all payment obligations of such Person under any interest rate protection agreement (including any interest rate swaps, floors, collars or similar agreements) and similar agreements;

          (vi)    all contractual indemnity obligations of such Person; and

          (vii) any material actual or contingent liability to any Person or Governmental Authority with respect to any employee benefit plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code.

          "DEED OF TRUST" means the deed of trust of the Property executed by Borrower on the Closing Date, as the same may from time to time be modified or replaced in accordance herewith.

          "DEEMED CASH TRAP PERIOD" means, in connection with the termination of any Lease and as of any date of determination, a Cash Trap Period that would have occurred as of the most recently ended Test Period after giving pro-forma effect to (x) the termination of such Lease, (y) the portion of any Termination Fee amortized over such period in accordance with the terms hereof, and (z) any replacement Lease(s) executed at or prior to such date of determination. In determining whether a Deemed Cash Trap Period has terminated, at any time Borrower may deliver to Lender any replacement Lease(s) and such other information as Lender may reasonably request, and upon receipt of such materials, Lender shall reasonably promptly thereafter recalculate Actual NOI (giving pro-forma effect to such replacement Leases(s) as if they had been in effect during the most recently-ended Test Period) as of the most recently ended Test Period to determine if such Deemed Cash Trap Period has terminated.

          "DEFAULT" means the occurrence of any event which, but for the giving of notice or the passage of time, or both, would be an Event of Default.

          "DEFAULT RATE" means, with respect to any Note or Note Components, the greater of (x) 4% per annum in excess of the interest rate otherwise applicable to such Note or Note Component hereunder and (y) 1% per annum in excess of the Prime Rate from time to time.

          "DSCR TEST" means a test that will be satisfied in connection with a Permitted Expansion Financing if the quotient of (i) Actual NOI for the Property and the Expansion Space for the most recently-ended Test Period divided by (ii) the product of (x) the aggregate outstanding principal balance of the Loan and such Permitted Expansion Financing as of the last day of such Test Period TIMES
(y) 9.25%, is no less than Closing Date DSCR.

          "EASEMENT AREAS" has the meaning set forth in SECTION 4.27.

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          "ELIGIBLE ACCOUNT" means (i) a segregated account maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution, or (ii) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state-chartered depository institution which has an investment-grade rating and is subject to regulations regarding fiduciary funds on deposit under, or similar to, Title 12 of the Code of Federal Regulations
Section 9.10(b) which, in either case, has corporate trust powers, acting in its fiduciary capacity.

          "ELIGIBLE INSTITUTION" means an institution (i) whose commercial paper, short-term debt obligations or other short-term deposits are rated at least A-1, Prime-1 or F-1, as applicable, by each of the Rating Agencies (or, in the case of The Bank of Nova Scotia, maintain at least its ratings as in effect on the date hereof) and whose long-term senior unsecured debt obligations are rated at least AA- or Aa2, as applicable, by each of the Rating Agencies (or, in the case of The Bank of Nova Scotia, maintain at least its ratings as in effect on the date hereof), and whose deposits are insured by the FDIC or (ii) with respect to which Lender shall have received Rating Confirmation.

          "ENGINEERING REPORT" means a structural and engineering report or reports with respect to the Property prepared by an independent engineer reasonably approved by Lender and delivered to Lender in connection with the Loan, and any amendments or supplements thereto delivered to Lender.

          "ENVIRONMENTAL CLAIM" means any written notice, claim, proceeding, investigation or demand by any Person or Governmental Authority alleging or asserting liability with respect to Borrower or the Property arising out of, based on or resulting from (i) the alleged presence, Use or Release of any Hazardous Substance, (ii) any alleged violation of any Environmental Law, or
(iii) any alleged injury or threat of injury to property, health or safety or to the environment caused by Hazardous Substances.

          "ENVIRONMENTAL INDEMNITY" the environmental indemnity agreement executed by Borrower and the Sponsor on the Closing Date, as the same may from time to time be modified or replaced in accordance herewith.

          "ENVIRONMENTAL LAWS" means any and all present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, any binding judicial or administrative orders, decrees or judgments thereunder, and any permits, approvals, licenses, registrations, filings and authorizations, in each case as now or hereafter in effect, relating to the pollution, protection or cleanup of the environment, relating to the impact of Hazardous Substances on property, health or safety, or the Use or Release of Hazardous Substances, or relating to the liability for or costs of other actual or threatened danger to health or the environment. The term "ENVIRONMENTAL LAW" includes, but is not limited to, the following statutes, as amended, any successors thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Clean Water Act; the Clean Air Act; the

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Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational
Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. The term "ENVIRONMENTAL LAW" also includes, but is not limited to, any present and future federal state and local laws, statutes ordinances, rules, regulations and the like, as well as common law, conditioning transfer of property upon a negative declaration or other approval of a Governmental Authority of the environmental condition of a property; or requiring notification or disclosure of Releases of Hazardous Substances or other environmental conditions of a property to any Governmental Authority or other Person, whether or not in connection with transfer of title to or interest in property.

          "ENVIRONMENTAL REPORTS" means a "Phase I Environmental Site Assessment" as referred to in the ASTM Standards on Environmental Site Assessments for Commercial Real Estate, E 1527-94 (and, if necessary, a "Phase II Environmental Site Assessment"), prepared by an independent environmental auditor reasonably approved by Lender and any amendments or supplements thereto, and shall also include any other environmental reports delivered to Lender pursuant to this Agreement and the Environmental Indemnity.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

          "ERISA AFFILIATE," at any time, means each trade or business (whether or not incorporated) that would, at the time, be treated together with Borrower as a single employer under Title IV or Section 302 of ERISA or Section 412 of the Code.

          "ESA" means that certain Energy Services Agreement dated as of November 14, 1997 between Borrower and Atlantic-Pacific Las Vegas, LLC, as amended by that certain Energy Services Agreement Amendment No. 1 dated as of July 1, 1999, as the same may be further amended from time to time.

          "EVENT OF DEFAULT" has the meaning set forth in SECTION 7.1.

          "EVENT OF DEFAULT YIELD MAINTENANCE PREMIUM" shall mean, with respect to any payment of principal (or any portion thereof) occurring after an acceleration of the Loan (unless such acceleration shall have theretofore been waived in writing by Lender in its sole discretion), the greater of (x) 2% of the amount prepaid and (y) the product of:

          (A) a fraction whose numerator is the amount so paid and whose denominator is the outstanding principal balance of the Loan before giving effect to such payment, TIMES

          (B) the excess of (1) the sum of the respective present values, computed as of the date of such prepayment, of the remaining scheduled payments of principal and interest with respect to the Loan (assuming a constant LIBOR rate equal to the LIBOR Strike Rate and assuming no prepayments or acceleration of the Loan), determined by discounting such payments to the date on which such payments are made at the Treasury Constant Yield, over (2) the outstanding principal balance of the Loan on such date immediately prior to such payment.

          The calculation of the Event of Default Yield Maintenance Premium shall be made by Lender and shall, absent manifest error, be final, conclusive and binding upon all parties.

          "EXCEPTION REPORT" means the report prepared by Borrower and attached hereto as SCHEDULE B, setting forth any exceptions to the representations set forth in ARTICLE IV.

          "EXCESS CASH FLOW" has the meaning set forth in SECTION 3.2(b).

          "EXTENSION INTEREST RATE CAP AGREEMENT " means an interest rate cap agreement (together with the confirmation and schedules relating thereto) between the applicable Acceptable Counterparty and Borrower, relating to the applicable Extension Term, satisfying the requirements set forth in SCHEDULE G.

          "EXTENSION TERM" has the meaning set forth in SECTION 1.2(b).

          "FISCAL QUARTER" means the three-month period ending on March 31, June 30, September 30 and December 31 of each year, or such other fiscal quarter of Borrower as Borrower may select from time to time with the prior consent of Lender, such consent not to be unreasonably withheld.

          "FISCAL YEAR" means the 12-month period ending on December 31 of each year, or such other fiscal year of Borrower as Borrower may select from time to time with the prior consent of Lender, not to be unreasonably withheld.

          "FITCH" means Fitch, Inc. and its successors.

          "FORM W-8BEN" means Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) of the Department of Treasury of the United States of America, and any successor form.

          "FORM W-8ECI" means Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America, and any successor form.

          "GAAP" means generally accepted accounting principles in the United States of America, consistently applied.

          "GOVERNMENTAL AUTHORITY" means any federal, state, county, regional, local or municipal government, any bureau, department, agency or political subdivision thereof and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including any court).

          "GSMC" means Goldman Sachs Mortgage Company.

          "HAZARDOUS SUBSTANCES" means any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, toxic substances, toxic pollutants, contaminants, pollutants or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment or the presence of which on, in or under the Property is prohibited under Environmental Law, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead and radon, and compounds containing them (including gasoline, diesel fuel, oil and lead-based paint), and radioactive materials, flammables and explosives and compounds containing them.

          "HOTEL/CASINO" means the Venetian Hotel & Casino located in Las Vegas, Nevada.

          "INCREASED COSTS" has the meaning set forth in SECTION 1.6.

          "INDEBTEDNESS" means the Principal Indebtedness, together with interest and all other obligations and liabilities of Borrower to Lender under the Loan Documents, including all Transaction Costs, any Event of Default Yield Maintenance Premium, any Make-Whole Payment and other amounts due or to become due to Lender pursuant hereto, under the Note or in accordance with any of the other Loan Documents, and all other amounts, sums and expenses reimbursable by Borrower to Lender hereunder or pursuant to the Note or any of the other Loan Documents.

          "INDEMNIFIED LIABILITIES" has the meaning set forth in SECTION
9.19(b).

          "INDEMNIFIED PARTIES" has the meaning set forth in SECTION 5.18.

          "INDEPENDENT DIRECTOR" of a limited liability company or a corporation means an individual who is duly appointed as a member of the board of managers or directors, as the case may be, of such limited liability company or corporation, as the case may be, and who is not, and has never been, and will not while serving as Independent Director, be any of the following:

          (i) a member, partner, equityholder, manager, director, officer or employee of Borrower or its equityholders or Affiliates (other than as an independent director or manager of an Affiliate of Borrower that is required by a creditor to be a single purpose bankruptcy remote entity);

          (ii) a creditor, supplier or service provider (including provider of professional services) to Borrower or any of its equityholders or Affiliates (other than a company that provides professional independent managers or directors and which also provides lien search and other similar services to Borrower or any of its equityholders or Affiliates in the ordinary course of business);

          (iii) a family member of any such member, partner, equityholder, manager, director, officer, employee, creditor, supplier or service provider; or

          (iv) a Person that controls (whether directly, indirectly or otherwise) any of (i), (ii) or (iii) above.

          "INITIAL INTEREST RATE CAP AGREEMENT" means an interest rate cap agreement (together with the confirmation and schedules relating thereto) between the applicable Acceptable Counterparty and Borrower, relating to the initial term of the Loan, satisfying the requirements set forth in SCHEDULE G.

          "INITIAL PAYMENT DATE" means the Payment Date in July, 2002.

          "INSURANCE REQUIREMENTS" means, collectively, (i) all material terms of any insurance policy required pursuant to this Agreement and (ii) all material regulations and then-current standards applicable to or affecting the Property or any portion thereof or any use or condition thereof, which may, at any time, be recommended by the board of fire underwriters, if any, having jurisdiction over the Property, or any other body exercising similar functions.

          "INTEREST ACCRUAL PERIOD" means, with respect to any specified Payment Date, the period from and including the 15th day of the calendar month preceding such Payment Date to but excluding the 15th day of the calendar month containing such specified Payment Date (or, if either such 15th day is not a Business Day, the Interest Accrual Period shall be based upon the immediately succeeding Business Day). Notwithstanding the foregoing, the first Interest Accrual Period shall commence on the Closing Date and end on June 16, 2002.

          "INTEREST DETERMINATION DATE" means, in connection with the calculation of interest accrued for any Interest Accrual Period, the second Business Day preceding the first day of such Interest Accrual Period.

          "INTEREST RATE CAP AGREEMENTS" means collectively, the Initial Interest Rate Cap Agreement and the Extension Interest Rate Cap Agreements.

          "LEASE" means any lease, license, letting, concession, occupancy agreement, sublease to which Borrower is a party or has a consent right, or other agreement (whether written or oral and whether now or hereafter in effect) under which Borrower is a lessor, existing as of the Closing Date or hereafter entered into by Borrower, in each case pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in the Property, and every modification or amendment thereof, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

          "LEASING COMMISSIONS " means leasing commissions required to be paid by Borrower in connection with the leasing of space to Tenants at the Property pursuant to Leases entered into by Borrower in accordance herewith and payable in accordance with third-party/arm's-length brokerage agreements or agreements with an Affiliate of Borrower, PROVIDED that, in the case of any agreement with an Affiliate of Borrower, the commissions payable pursuant thereto are commercially reasonable based upon the then current brokerage market for property of a similar type and quality to the Property in the geographic market in which the Property is located.

          "LEGAL REQUIREMENTS" means:

          (i) all governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities (including Environmental Laws) affecting either Borrower or the Property or any portion thereof or the construction, ownership, use, alteration or operation thereof, or any portion thereof (whether now or hereafter enacted and in force);

          (ii) all permits, licenses and authorizations and regulations relating thereto; and

          (iii) all covenants, conditions and restrictions contained in any instruments at any time in force (whether or not involving Governmental Authorities) affecting the Property or any portion thereof which, in the case of this clause (iii), require repairs, modifications or alterations in or to the Property or any portion thereof, or in any material way limit or restrict the existing use and enjoyment thereof.

          "LENDER" has the meaning set forth in the first paragraph of this Agreement and in SECTION 9.7.

          "LIBOR" means the rate per annum calculated as set forth below:

          (i) On each Interest Determination Date, LIBOR for the applicable period will be the rate for deposits in United States dollars for a one-month period which appears as the London interbank offered rate on the display designated as "PAGE 3750" on the Moneyline Telerate Service (or such other page as may replace that page on that service, or such page or replacement therefor on any successor service) as the London inter-bank offered rate as of 11:00 a.m., London time, on such date.

          (ii) With respect to an Interest Determination Date on which no such rate appears as the London interbank offered rate on "PAGE 3750" on the Moneyline Telerate Service (or such other page as may replace that page on that service, or such page or replacement therefor on any successor service) as described above, LIBOR for the applicable period will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such date to prime banks in the London interbank market for a one-month period (each a "REFERENCE BANK RATE"). Lender shall request the principal London office of each of the Reference Banks to provide a quotation of its Reference Bank Rate. If at least two such quotations are provided, LIBOR for such period will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR for such period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by Lender, at approximately 11:00 a.m., New York City time, on such date for loans in United States dollars to leading European banks for a one-month period.

          (iii) If, on any Interest Determination Date, Lender is required but unable to determine LIBOR in the manner provided in paragraphs (i) and (ii) above, LIBOR for the applicable period shall be LIBOR as determined on the previous Interest Determination Date.

All percentages resulting from any calculations or determinations referred to in this definition will be rounded upwards to the nearest multiple of 1/100 of 1% and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent or more being rounding upwards).

          "LIBOR STRIKE RATE" means 7.50%.

          "LIEN" means any mortgage, lien (statutory or other), pledge, hypothecation, assignment, preference, priority, security interest, or any other encumbrance or charge on or affecting any Collateral or any portion thereof, or any interest therein (including any conditional sale or other title retention agreement, any sale-leaseback, any financing lease or similar transaction having substantially the same economic effect as any of the foregoing, the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any other jurisdiction, domestic or foreign, and mechanics', materialmen's and other similar liens and encumbrances, as well as any option to purchase, right of first refusal, right of first offer or other right to acquire the Property).

          "LOAN" has the meaning set forth in SECTION 1.1.

          "LOAN AMOUNT" means $105,000,000.

          "LOAN DOCUMENTS" means this Agreement, the Note(s), the Deed of Trust (and related financing statements), the Assignment of Rents and Leases, the Assignment of Interest Rate Cap Agreement, the Environmental Indemnity, the Subordination of Property Management Agreement, the Cash Management Agreement, the Cooperation Agreement, the Trademark Security Agreement and all other agreements, instruments, certificates and documents delivered by Borrower to Lender to effectuate the granting to Lender of first-priority Liens on the Collateral or otherwise in satisfaction of the requirements of this Agreement or the other documents listed above, as all of the aforesaid may be modified or replaced from time to time in accordance herewith.

          "LOCKOUT PERIOD" has the meaning set forth in SECTION 2.1(a).

          "LOCKOUT REDUCTION FEE" means, (i) if Borrower exercises its option to reduce the Lockout Period a single time in accordance with SECTION 2.1(a), with respect to each six-month reduction by Borrower of the Lockout Period, an amount equal to the product of 0.25% multiplied by the Loan Amount, and (ii) if Borrower exercises its option to reduce the Lockout Period a second time in accordance with SECTION 2.1(a), with respect to the six-month reduction by Borrower of the Lockout Period, an additional amount equal to the product of 0.75% multiplied by the Loan Amount.

          "LOSS PROCEEDS" means amounts, awards or payments payable to Borrower or Lender in respect of all or any portion of the Property in connection with a Casualty or Condemnation thereof (after the deduction therefrom and payment to Borrower and Lender, respectively, of any and all reasonable expenses incurred by Borrower and Lender in the recovery thereof, including all attorneys' fees and disbursements, the fees of insurance experts and adjusters and the costs incurred in any litigation or arbitration with respect to such Casualty or Condemnation).

          "LOSS PROCEEDS ACCOUNT" has the meaning set forth in SECTION 3.8.

          "MAJOR LEASE" means (i) any new lease which when aggregated with all other leases at the Property with the same Tenant, and assuming the exercise of all expansion rights contained in such lease, is expected to cover more than 10,000 rentable square feet or to contribute more than 2.5% of the contractual rental revenue (i.e., the sum of base rent and recoveries) of the Property during any 12-month period, (ii) Leases in effect as of the Closing Date with the Tenants set forth on SCHEDULE K hereto, (iii) any lease which contains an option or preferential right to purchase all or any portion of the Property,
(iii) any lease which is with an Affiliate of Borrower as Tenant, or (iv) any lease which is entered into during the continuance of an Event of Default.

          "MAKE-WHOLE PAYMENT" means, in connection the application of Loss Proceeds to prepay the Loan during the Lockout Period in accordance with SECTION 5.16(d) hereof, the amount of interest that would have been paid on the principal balance of the Loan so prepaid at an interest rate equal to the Spread had such principal amount been outstanding through the end of the Lockout Period.

          "MASTER LEASES" each of the leases described on SCHEDULE I hereto.

          "MATERIAL ADVERSE EFFECT" means a material adverse effect upon (i) the ability of Borrower to perform, or of Lender to enforce, any material provision of any Loan Document, or (ii) the value, net operating income or use of the Property or the operation thereof.

          "MATERIAL AGREEMENTS" means (i) the REA, (ii) the ESA, and (iii) each other contract and agreement (other than Leases) relating to the ownership, management, development, use, operation, leasing, maintenance, repair or improvement of the Property, or otherwise imposing obligations on Borrower, under which Borrower would have the obligation to pay more than $100,000 per annum or which cannot be terminated by Borrower without cause upon 60 days' notice or less without payment of a termination fee.

          "MATERIAL ALTERATION" means any Alteration to be performed by or on behalf of Borrower at the Property which (a) is reasonably likely to have a Material Adverse Effect, (b) is reasonably expected to cost in excess of $3,500,000, as determined by an independent architect, or (c) is reasonably expected to permit (or is reasonably likely to induce) Tenants to terminate Leases or abate rent with respect to 10,000 rentable square feet at the Property or more, in the aggregate (PROVIDED that (i) Alterations with respect to which Tenants have delivered to Borrower written waivers of their right to terminate their Leases or abate rent in connection with such Alteration (copies of which have been delivered to Lender) shall be excluded from CLAUSE (c) and (ii) Alterations to be performed in connection with Major Leases which have been approved (or are deemed approved) by Lender in accordance with the terms of
SECTION 5.8(b), shall be excluded from CLAUSES (a), (b) and (c).

          "MATURITY DATE" means the maturity date of the Loan as set forth in
SECTION 1.2.

          "MONTHLY CAPITAL RESERVE AMOUNT" means $1,837.

          "MONTHLY TI/LC AMOUNT" means $20,246.

          "MOODY'S" means Moody's Investors Service, Inc. and its successors.

          "NET OPERATING INCOME" means the excess of Operating Income over Operating Expenses.

          "NONCONSOLIDATION OPINION" means the opinion letter, dated the Closing Date, delivered by Borrower's counsel to Lender and addressing issues relating to substantive consolidation in bankruptcy.

          "NON-DISCRETIONARY ITEMS" means Taxes, insurance premiums, costs of utilities, costs associated with ameliorating unsafe or illegal conditions or arising out of an emergency (in respect of which Borrower shall deliver to Lender a reasonably detailed description in writing) and costs of complying with existing contracts and agreements and Legal Requirements.

          "NOTE" means the note, dated the Closing Date, made by Borrower to the order of Lender to evidence the indebtedness owed by Borrower to Lender in respect of the Loan, as such note may be modified, amended, supplemented or extended and/or replaced by multiple Notes or divided into Note Components in accordance with this Agreement and the other Loan Documents.

          "NOTE COMPONENT" has the meaning set forth in SECTION 1.3(c).

          "OFFICER'S CERTIFICATE" means a certificate delivered to Lender which is signed by an authorized officer of Borrower or its managing member and certifies the information therein to the best of such officer's knowledge.

          "OPERATING EXPENSES" means, for any period, all operating, renting, administrative, management, legal and other ordinary expenses of Borrower during such period, determined on an accrual basis in accordance with GAAP; PROVIDED, HOWEVER, that such expenses shall not include (i) depreciation, amortization or other noncash items (other than expenses that are due and payable but not yet paid), (ii) interest, principal or any other sums due and owing with respect to the Loan, (iii) income taxes or other taxes in the nature of income taxes or franchise taxes, (iv) Capital Expenditures, (v) equity distributions, (vi) reserves deposited in any Collateral Account or (viii) extraordinary and non-recurring expenses.

          "OPERATING INCOME" means, for any period, all Revenues of Borrower from the Property during such period, determined on an accrual basis in accordance with GAAP (but without straight-lining of rents), other than (i) Loss Proceeds (but Operating Income will include (a) rental loss or business interruption insurance proceeds to the extent allocable to such period and (b) proceeds from a temporary taking to the extent (1) allocable to such period and
(2) attributable to the abatement of rent by one or more Tenants), (ii) any revenue attributable to a Lease to the extent it is paid more than 30 days prior to the due date, (iii) any interest income from any source, (iv) any repayments received from any third party of principal loaned or advanced to such third party by Borrower, (v) any proceeds resulting from the Transfer of all or any portion of the Property, (vi) sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any government or governmental agency, (vii) Termination Fees, and (viii) any other extraordinary or non-recurring items; PROVIDED that with respect to Termination Fees, during each month following any Lease termination with respect to which Borrower receives a Termination Fee which is deposited into the TI/LC Reserve Account in accordance with SECTION 3.5(d) or (e), for so long as the applicable space generates no rental income, Borrower shall be deemed to have received Operating Income in an amount equal to (x) the amount of such Termination Fee divided by
(y) the number of whole and partial months which would have been contained in the remainder of the term of such Lease, had it not been terminated, from the effective date of its termination through the date on which its term was scheduled to expire (excluding any unexercised extension periods); PROVIDED FURTHER that if Lender disburses all or any portion of a Termination Fee to Borrower in accordance with CLAUSE (iii) of SECTION 3.5(e), the amounts included in Operating Income in accordance with the foregoing proviso shall be proportionately reduced by the amount of funds so disbursed to Borrower.

          "PARTICIPATION" has the meaning set forth in SECTION 9.7(b).

          "PAYMENT DATE" means the Initial Payment Date and, thereafter, the tenth day of each month (or, if such tenth day is not a Business Day, the first preceding Business Day).

          "PEG BALANCE" at any time means, so long as no Cash Trap Period is continuing, the aggregate amount of payments required to be made under SECTIONS 3.2(b)(i) and (ii) on the next Payment Date, as specified in the most recent notice from the Lender to the Cash Management Bank pursuant to the Cash Management Agreement.

          "PERMITS" means all licenses, permits, variances and certificates used in connection with the ownership, operation, use or occupancy of the Property (including certificates of occupancy, business licenses, state health department licenses, licenses to conduct business and all such other permits, licenses and rights, obtained from any Governmental Authority or private Person concerning ownership, operation, use or occupancy of the Property), but excluding any of the foregoing required to be obtained solely by a Tenant in accordance with its Lease and/or applicable Legal Requirements.

          "PERMITTED DEBT" means:

          (i)     the Indebtedness;

          (ii) Trade Payables not represented by a note, customarily paid by Borrower within 60 days of incurrence and in fact not more than 60 days past due, and equipment financing, in each case, incurred in the ordinary course of Borrower's ownership and operation of the Property, in amounts reasonable and customary for similar properties and not exceeding 1.5% of the Loan Amount in the aggregate;

          (iii) written indemnities (x) under Leases or (y) entered into in the ordinary course of business and on customary or commercially reasonable terms and conditions; and

          (iv)    a Permitted Expansion Financing.

          "PERMITTED EXPANSION FINANCING" means Debt incurred by the Borrower not to exceed $15,000,000 and secured by both the Property and a portion of the real property described on Schedule H-1 hereto and related improvements (the "EXPANSION SPACE"), which Debt is incurred in connection with the development of the Expansion Space and otherwise satisfies the conditions set forth in SCHEDULE H-2.

          "PERMITTED ENCUMBRANCES" means:

          (i)     the Liens created by the Loan Documents;

          (ii) all Liens and other matters specifically disclosed on Schedule B of the Qualified Title Insurance Policy;

          (iii)   Liens, if any, for Taxes not yet delinquent;

          (iv) mechanics', materialmen's or similar Liens, if any, and Liens for delinquent taxes or impositions, in each case only if being contested in good faith and by appropriate proceedings, PROVIDED that no such Lien is in imminent danger of foreclosure and PROVIDED FURTHER that either (a) each such Lien is released or discharged of record or fully insured over by the title insurance company issuing the Qualified Title Insurance Policy within 30 days of Borrower receiving notice thereof or otherwise becoming aware of its existence, or (b) Borrower deposits with Lender, by the expiration of such 30-day period, an amount equal to 125% of the dollar amount of such Lien or a bond in the aforementioned amount from such surety, and upon such terms and conditions, as is reasonably satisfactory to Lender, as security for the payment or release of such Lien, or other security reasonably satisfactory to Lender;

          (v) rights of existing and future Tenants as tenants only pursuant to written Leases entered into in conformity with the provisions of this Agreement; and

          (vi) (a) zoning restrictions, building codes, land use laws and other Legal Requirements regulating the use or occupancy of the Property and (b) easements, rights-of-way, covenants, conditions, restrictions on use of real property and other similar matters affecting the Property which do not have a Material Adverse Effect.

          "PERMITTED INVESTMENTS" means the following, subject to the qualifications hereinafter set forth:

          (i) obligations of, or obligations guaranteed as to principal and interest by, the U.S. government or any agency or instrumentality thereof, when such obligations are backed by the full faith and credit of the United States of America;

          (ii) federal funds, unsecured certificates of deposit, time deposits, banker's acceptances, and repurchase agreements having maturities of not more than 365 days of any bank, the short-term debt obligations of which are rated A-1+ (or the equivalent) by each of the Rating Agencies and, if it has a term in excess of three months, the long-term debt obligations of which are rated AAA (or the equivalent) by each of the Rating Agencies;

          (iii) deposits that are fully insured by the Federal Deposit Insurance Corp. (FDIC);

          (iv) debt obligations that are rated AAA or higher (or the equivalent) by each of the Rating Agencies;

          (v) commercial paper rated A-1+ (or the equivalent) by each of the Rating Agencies;

          (vi) investment in money market funds rated AAAm or AAAm-G (or the equivalent) by each of the Rating Agencies; and

          (vii) such other investments as to which Lender shall have received Rating Confirmation.

Notwithstanding the foregoing, "Permitted Investments" (i) shall exclude any security with the Standard & Poor's "r" symbol (or any other Rating Agency's corresponding symbol) attached to the rating (indicating high volatility or dramatic fluctuations in their expected returns because of market risk), as well as any mortgage-backed securities and any security of the type commonly known as "strips"; (ii) shall not have maturities in excess of one year; (iii) shall be limited to those instruments that have a predetermined fixed dollar of principal due at maturity that cannot vary or change; and (iv) shall exclude any investment where the right to receive principal and interest derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment. Interest may either be fixed or variable, and any variable interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index. No investment shall be made which requires a payment above par for an obligation if the obligation may be prepaid at the option of the issuer thereof prior to its maturity. All investments shall mature or be redeemable upon the option of the holder thereof on or prior to the earlier of (x) three months from the date of their purchase or (y) the Business Day preceding the day before the date such amounts are required to be applied hereunder.

          "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, estate, trust, unincorporated association or Governmental Authority and any fiduciary acting in such capacity on behalf of any of the foregoing.

          "PLAN ASSETS" means assets of any (i) employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, (ii) plan (as defined in Section 4975(e)(1) of the Code) subject to Section 4975 of the Code, or (iii) governmental plan (as defined in Section 3(32) of ERISA) subject to federal, state or local laws, rules or regulations substantially similar to Title I of ERISA or Section 4975 of the Code.

          "POLICIES" has the meaning set forth in SECTION 5.15(b).

          "PREPAYMENT NOTICE" has the meaning set forth in SECTION 2.1(c).

          "PRIME RATE" means the "prime rate" published in the "Money Rates" section of THE WALL STREET JOURNAL. If THE WALL STREET JOURNAL ceases to publish the "prime rate," then Lender shall select an equivalent publication that publishes such "prime rate," and if such "prime rate" is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then Lender shall reasonably select a comparable interest rate index.

          "PRINCIPAL INDEBTEDNESS" means the principal balance of the Loan outstanding from time to time.

          "PROHIBITED TRANSFEREE" means any of the Persons listed on SCHEDULE J.

          "PROPERTY" means the real property described on SCHEDULE A, together with all buildings and other improvements thereon.

          "QUALIFIED EQUITYHOLDER" means (i) Sponsor, (ii) Sheldon G. Adelson,
(iii) a corporation which is an Affiliate of the Sponsor formed for the purpose of selling its capital stock in an initial public offering, (iv) any trust whole sole beneficiaries are the immediate family members of Sheldon G. Adelson, provided the trustee of such trust has substantial commercial real estate experience, or (v) a bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, real estate company, investment fund or an institution substantially similar to any of the foregoing, provided in each case under clause (iii), (iv) and (v) that (x) such Person has total assets (in name or under management) in excess of $2 billion and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity in excess of $1 billion, and (y) Rating Confirmation is received with respect thereto.

          "QUALIFIED SURVEY" means current title surveys of the Property, certified to Borrower, the title company issuing the Qualified Title Insurance Policy and Lender and their respective successors and assigns, in form and substance reasonably satisfactory to Lender.

          "QUALIFIED TITLE INSURANCE POLICY" means an ALTA extended coverage mortgagee's title insurance policy (1970 unmodified form, where issuable) in form and substance reasonably satisfactory to Lender.

          "RATING AGENCY" means (i) until a Securitization, S&P, Moody's and Fitch, and (ii) from and after a Securitization, those of S&P, Moody's and Fitch that rate the Certificates issued in the Securitization.

          "RATING CONFIRMATION" means, with respect to any proposed action, confirmation in writing from each of the Rating Agencies that such action shall not result, in and of itself, in a downgrade, withdrawal or qualification of any rating then assigned to any outstanding Certificates; except that if a Securitization taking the form of a transaction rated by the Rating Agencies has not occurred or is no longer in place, then "Rating Confirmation" shall instead mean that the matter in question is subject to the prior written approval of Lender in its reasonable discretion (it being agreed that it shall be reasonable for Lender to withhold such approval if the proposed action is not in compliance with reasonably prudent lending practices or, except if a Securitization that had occurred is no longer in place, the then-applicable guidelines of the Rating Agencies). No Rating Confirmation shall be regarded as having been received unless and until any conditions imposed on its effectiveness by any Rating Agency shall have been satisfied.

          "REA" means that certain Amended and Restated Reciprocal Easement, Use and Operating Agreement dated as of November 14, 1997 between Interface Group-Nevada, Inc., Grand Canal Shops Mall Construction LLC (predecessor to Borrower) and Venetian Casino Resort, LLC, as amended by that certain First Amendment to Amended and Restated Reciprocal Easement, Use and Operating Agreement dated as of December 20, 1999 among Interface Group-Nevada, Inc., Borrower, Lido Casino Resort, LLC and Venetian Casino Resort, LLC, as further amended by that certain Second Amendment to Amended and Restated Reciprocal Easement Agreement dated as of the date hereof by and among Interface Group-Nevada, Inc., Borrower, Lido Casino Resort, LLC and Venetian Casino Resort, LLC, as the same may be further amended, restated, supplemented or otherwise modified from time to time.

          "REA INSURANCE ESCROW ACCOUNT" has the meaning set forth in SECTION 3.4(e).

          "REFERENCE BANKS" means four major banks in the London interbank market selected by Lender.

          "REGULATORY CHANGE" means any change after the Closing Date in federal, state or foreign laws or regulations or the adoption or the making, after such date, of any interpretations, directives or requests applying to a class of banks or companies controlling banks, including Lender, of or under any federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof; provided that such change affects similarly situated banks, companies controlling banks or other financial institutions and is not applicable to a Lender primarily by reason of such Lender's particular conduct or financial condition. For purposes of the foregoing proviso, "similarly situated", when used with reference to banks, companies controlling banks and other financial institutions, shall not include entities that are similarly situated by reason of having a materially negative or adverse financial or credit condition.

          "RELEASE" with respect to any Hazardous Substance means any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances into the indoor or outdoor environment (including the movement of Hazardous Substances through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata).

          "RENT ROLL" has the meaning set forth in SECTION 4.14(a).

          "REVENUES" means all rents, rent equivalents, moneys payable as damages pursuant to a Lease or in lieu of rent or rent equivalents, royalties (including all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower from any and all sources including any obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Borrower and proceeds, if any, from business interruption or other loss of income insurance.

          "S&P" means Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., and its successors.

          "SECURITIZATION" means a transaction in which all or any portion of the Loan is deposited into one or more trusts which issue Certificates to investors, or a similar transaction.

          "SECURITIZATION ISSUER" means the issuer of Certificates in a Securitization.

          "SERVICE" means the Internal Revenue Service or any successor agency thereto.

          "SERVICER" means the entity or entities appointed by Lender pursuant to and in accordance with SECTION 9.22 hereof from time to time to serve as servicer and/or special servicer of the Loan. If at any time no entity is so appointed, the term "Servicer" shall be deemed to refer to Lender.

          "SINGLE-PURPOSE ENTITY" means a Person which (a) is or was formed solely for the purpose of acquiring or holding the Property or a direct or indirect equity interest in Borrower, (b) does not engage in any business unrelated to the Property or the ownership of such equity interest, (c) does not have any assets other than those related to its interest in the Property or such equity interest, or any Debt other than Permitted Debt, (d) maintains books, records, accounts, financial statements, stationery, invoices and checks which are separate and apart from those of any other Person (except that such Person's financial position, assets, results of operations and cash flows may be included in the consolidated financial statements of an Affiliate of such Person in accordance with GAAP, PROVIDED that any such consolidated financial statements shall contain a note indicating that such Person and its Affiliates are separate legal entities and maintain records, books of account and bank accounts separate and apart from any other Person), (e) is subject to and complies with all of the limitations on powers and separateness requirements set forth in its organizational documentation as of the Closing Date, (f) holds itself out as being a Person separate and apart from each other Person and not as a division or part of another Person, conducts its business in its own name (except for services rendered under a management agreement with an Affiliate, so long as the manager, or equivalent thereof, under such management agreement holds itself out as an agent of Borrower), and exercises reasonable efforts to correct any known misunderstanding actually known to it regarding its separate identity, and maintains an arm's-length relationship with its Affiliates, (g) pays its own liabilities out of its own funds (including the salaries of its own employees) and reasonably allocates any overhead that is shared with an Affiliate, including, but not limited to, paying for shared office space and services performed by any officer or employee of an Affiliate, (h) maintains a sufficient number of employees in light of its contemplated business operations, (i) conducts its business so that the assumptions made with respect to it in the Nonconsolidation Opinion shall at all times be true and correct in all material respects, (j) observes all applicable limited partnership, limited liability company or corporate formalities, as the case may be, in all material respects,
(k) does not commingle its assets with those of any other Person and holds such assets in its own name, (l) does not assume, guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations or securities of others, (m) does not acquire obligations or securities of its partners, members or shareholders, as the case may be, (n) does not pledge its assets for the benefit of any other Person (except in connection with the Loan and any Permitted Debt) or make any loans or advances to any Person, (o) maintains adequate capital in light of its contemplated business operations, (p) in the case of a corporation, is a Single-Purpose Entity with two Independent Directors on its Board of Directors, (q) in the case of a partnership, has a corporate general partner which is a Single-Purpose Entity (or has a partnership or a limited liability company as general partner which, in turn, has a corporate general partner or member, as applicable, which is a Single-Purpose Entity), (r) in the case of a limited liability company, has a board of directors with two Independent Directors (or a direct or indirect member which is a corporate Single-Purpose Entity or a limited liability company having a board of directors with two Independent Directors), and (s) has a partnership agreement, operating agreement or certificate of incorporation, as the case may be, which provides that for so long as the Loan or any portion thereof is outstanding, it shall not take or consent to any of the following actions except to the extent expressly permitted in this Agreement and the other Loan Documents:

          (i) the dissolution, liquidation, consolidation, merger or sale of all or substantially all of its or any of its subsidiaries' assets;

          (ii) the engagement by it in any business other than the acquisition, development, management, leasing, ownership, maintenance and operation of the Property and activities incidental thereto or the ownership of a direct or indirect equity interest in the Borrower;

          (iii) the filing, or consent to the filing, of a bankruptcy or insolvency petition, any general assignment for the benefit of creditors or the institution of any other insolvency proceeding, as debtor, or the seeking or consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official, in each case in respect of it or any of its subsidiaries, without the affirmative vote of both of the Independent Directors; and

          (iv) any amendment or modification of any provision of its organizational documents relating to qualification as a "Single-Purpose Entity".

          "SPONSOR" means Las Vegas Sands, Inc., and its successors.

          "SPREAD" means

          (i)     initially, 1.75%; and

          (ii) following the bifurcation of the Note into multiple Note Components pursuant to SECTION 1.3(c), the weighted average of the Component Spreads at the time of determination, weighted on the basis of the corresponding Component Balances.

          "SUBORDINATION OF PROPERTY MANAGEMENT AGREEMENT" means the consent and agreement of manager and subordination of management agreement executed by Borrower and the Approved Property Manager on the Closing Date, as the same may from time to time be modified or replaced in accordance herewith.

          "TAX AND INSURANCE ESCROW ACCOUNT" has the meaning set forth in
SECTION 3.4(a).

          "TAXES" means all real estate and personal property taxes, assessments, fees, taxes on rents or rentals, water rates or sewer rents, facilities and other governmental, municipal and utility district charges or other similar taxes or assessments now or hereafter levied or assessed or imposed against the Property or Borrower with respect to the Property or rents therefrom or which may become Liens upon the Property, without deduction for any amounts reimbursable to Borrower by third parties.

          "TENANT" means any Person liable by contract or otherwise to pay monies (including a percentage of gross income, revenue or profits) pursuant to a Lease.

          "TENANT IMPROVEMENTS" means, collectively, (i) tenant improvements to be undertaken for any Tenant which are required to be completed by or on behalf of Borrower pursuant to the terms of such Tenant's Lease, and (ii) tenant improvements paid or reimbursed through allowances to a Tenant pursuant to such Tenant's Lease.

          "TENANT NOTICE" has the meaning set forth in SECTION 3.1(b).

          "TERMINATION FEE" has the meaning set forth in SECTION 3.5(d).

          "TERRORISM EVENT" means a terrorist act affecting the Property, the Hotel/Casino and/or the Convention Center that the Lender determines might result in a Material Adverse Effect, but only if, at the time of such event, Borrower does not have in effect insurance coverage for acts of terrorism providing for rental loss and/or business interruption insurance covering the Property for a period (subject to either a 30-day waiting period or a 30-day deductible) of not less than 12 months from the date of Casualty.

          "TEST PERIOD" means each six-month period ending on the last day of a Fiscal Quarter commencing with the six-month period ending September 30, 2002.

          "TI/LC RESERVE ACCOUNT" has the meaning set forth in SECTION 3.5.

          "TRADEMARK SECURITY AGREEMENT" means the trademark security agreement executed by Borrower on the Closing Date, as the same may from time to time be modified or replaced in accordance herewith.

          "TRADE PAYABLES" means unsecured amounts payable by or on behalf of Borrower for or in respect of the operation of the Property in the ordinary course and which would under GAAP be regarded as ordinary expenses, including amounts payable to suppliers, vendors, contractors, mechanics, materialmen or other Persons providing property or services to the Property or Borrower.

          "TRANSACTION" means the transaction contemplated by the Loan
Documents.

          "TRANSACTION COSTS" means the costs and expenses described in SECTION 9.17.

          "TRANSFER" means the sale or other whole or partial conveyance of all or any portion of the Property or any direct or indirect interest therein to a third party, including granting of any purchase options, rights of first refusal, rights of first offer or similar rights in respect of any portion of the Property or the subjecting of any portion of the Property to restrictions on transfer; except that the conveyance of a space lease at the Property in accordance herewith shall not constitute a Transfer.

          "TREASURY CONSTANT YIELD" means the arithmetic mean of the rates published as "Treasury Constant Maturities" as of 5:00 p.m., New York time, for the five Business Days preceding the date on which acceleration has been declared, as shown on the USD screen of the Moneyline Telerate Service (or such other page as may replace that page on that service, or such other page or replacement therefor on any successor service), or if such service is not available, the Bloomberg Service (or any successor service), or if neither the Moneyline Telerate Service nor the Bloomberg Service is available, under Section 504 in the weekly statistical release designated H.15(519) (or any successor publication) published by the Board of Governors of the Federal Reserve System, for "On the Run" U.S. Treasury obligations corresponding to the scheduled Maturity Date. If no such maturity shall so exactly correspond, yields for the two most closely corresponding published maturities shall be calculated pursuant to the foregoing sentence and the Treasury Constant Yield shall be interpolated or extrapolated (as applicable) from such yields on a straight-line basis (rounding, in the case of relevant periods, to the nearest month).

          "USE" means, with respect to any Hazardous Substance, the generation, manufacture, processing, distribution, handling, use, treatment, recycling or storage of such Hazardous Substance or transportation of such Hazardous Substance.

          "U.S. PERSON" means a United States person within the meaning of
Section 7701(a)(30) of the Code.

          "U.S. TAX" means any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof.

          "WASTE" means any material abuse or destructive use (whether by action or inaction) of the Property.

          (b) RULES OF CONSTRUCTION. All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. Unless otherwise specified: (i) all meanings attributed to defined terms in this Agreement shall be equally applicable to both the singular and plural forms of the terms so defined, (ii) "including" means "including, but not limited to", and (iii) "mortgage" means a mortgage, deed of trust, deed to secure debt or similar instrument, as applicable, and "mortgagee" means the secured party under a mortgage, deed of trust, deed to secure debt or similar instrument. All accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP, as same may be modified in this Agreement.

                                    ARTICLE I

                                  GENERAL TERMS

          1.1. THE LOAN. On the Closing Date, subject to the terms and conditions of this Agreement, Lender shall make a loan to Borrower (the "LOAN") in an initial principal amount equal to the Loan Amount. The Loan shall be evidenced by the Note and shall be secured by the Collateral.

          1.2.    THE TERM.

          (a) The Maturity Date of the Loan shall initially be the Payment Date in June 2005, or such earlier date as may result from acceleration.

          (b) Borrower shall have two successive options to extend the scheduled Maturity Date of the Loan to the Payment Date in the month containing the one-year anniversary of the Maturity Date as theretofore in effect (the period of each such extension, an "EXTENSION TERM"), PROVIDED (i) Borrower shall deliver to Lender written notice of such extension at least 60 days prior to the Maturity Date as theretofore in effect; (ii) no Event of Default or Cash Trap Period shall be continuing on either the date of such notice or the Maturity Date as theretofore in effect; (iii) Borrower shall have obtained an Extension Interest Rate Cap Agreement for the applicable Extension Term and collaterally assigned such Extension Interest Rate Cap Agreement to Lender pursuant to an Assignment of Interest Rate Cap Agreement; and (iv) Borrower shall have paid all reasonable out-of-pocket expenses incurred by Lender in connection with such extension. If Borrower fails to exercise any extension option in accordance with the provisions of this Agreement, such extension option, and any subsequent extension option hereunder, will automatically cease and terminate.

          1.3.    INTEREST AND PRINCIPAL.

          (a) Commencing with the Initial Payment Date and on each and every Payment Date thereafter, Borrower shall pay interest on the Principal Indebtedness for the Interest Accrual Period in which such Payment Date falls at a rate per annum equal to the sum of LIBOR, determined as of the Interest Determination Date immediately preceding such Interest Accrual Period, PLUS the Spread (except that interest shall be payable on the Indebtedness, including due and unpaid interest, at the Default Rate with respect to any portion of such Interest Accrual Period falling during the continuance of an Event of Default). Interest accruing for the first Interest Accrual Period shall be prepaid on the Closing Date from the Loan proceeds otherwise to be disbursed to Borrower at Closing. Interest payable hereunder shall be computed on the basis of a 360-day year and the actual number of days elapsed. All payments made by Borrower hereunder or under the other Loan Documents shall be made irrespective of, and without any deduction for, any setoffs or counterclaims.

          (b) No prepayments of the Loan shall be permitted except as provided in SECTIONS 2.1 and 5.16(d). The entire outstanding Principal Indebtedness, together with all interest thereon through the end of the Interest Accrual Period in which the Maturity Date falls (calculated as if such Principal Indebtedness were outstanding for the entire Interest Accrual

Period) and all other amounts then due under the Loan Documents shall be due and payable by Borrower to Lender on the Maturity Date.

          (c) Upon written notice from Lender to Borrower (the "COMPONENTIZATION NOTICE"), the Note will be deemed to have been subdivided (retroactively as of the Closing) into multiple components ("NOTE COMPONENTS"). Each Note Component shall have such notional balance (a "COMPONENT BALANCE") as Lender shall specify in the Componentization Notice and an interest rate equal to the sum of LIBOR plus such amount as Lender shall specify in the Componentization Notice (each such amount, a "COMPONENT SPREAD"); PROVIDED that
(i) the sum of the Component Balances of all Note Components shall equal the then-outstanding Principal Indebtedness, and (ii) the initial weighted average of the Component Spreads, weighted on the basis of their respective Component Balances, shall equal the percentage set forth in clause (i) of the definition of "Spread". If requested by Lender, each Note Component shall be represented by a separate physical Note. Borrower shall execute and return to Lender each such Note within two Business Days after Borrower's receipt of an execution copy thereof.

          (d) Any payments of interest not paid when due hereunder shall bear interest at the applicable Default Rate and, when paid, shall be accompanied by a late fee in an amount equal to 3% times the amount of such late payment. Borrower acknowledges that (i) a delinquent payment will cause damage to Lender; (ii) the late fee is intended to compensate Lender for the loss of use of the delinquent payment and the expense incurred and time and effort associated with recovering the delinquent payment; (iii) it will be extremely difficult and impractical to ascertain the extent of Lender's damages caused by the delinquency; and (iv) the late fee represents Lender's and Borrower's reasonable estimate of Lender's damages from the delinquency and is not a penalty.

          (e) If all or any portion of the Loan is repaid following acceleration of the Loan resulting from an Event of Default that occurs prior to the end of the Lockout Period, Borrower shall pay to Lender an amount equal to the Event of Default Yield Maintenance Premium. Amounts received in respect of the Indebtedness following the acceleration of the Loan shall be applied toward the components of the Indebtedness in such sequence as Lender shall elect in its sole discretion or, at Lender's sole discretion, toward the payment of Taxes, Operating Expenses and Capital Expenditures, with the result that Event of Default Yield Maintenance Premiums shall accrue until the Principal Indebtedness is repaid after acceleration of the Loan but no amount received from Borrower shall constitute payment of an Event of Default Yield Maintenance Premium until Lender in its sole discretion so determines. Borrower acknowledges that (i) a prepayment will cause damage to Lender; (ii) the Event of Default Yield Maintenance Premium is intended to compensate Lender for the loss of their investment and the expense incurred and time and effort associated with making the Loan, which will not be fully repaid if the Loan is prepaid; (iii) it will be extremely difficult and impractical to ascertain the extent of the Lender's damages caused by a prepayment after an acceleration or any other prepayment not permitted by the Loan Documents; and (iv) the Event of Default Yield Maintenance Premium represents the Lender's and Borrower's reasonable estimate of Lender's damages for the prepayment and is not a penalty.

          1.4.    INTEREST RATE CAP AGREEMENTS.

          (a) On or prior to the Closing Date, Borrower shall obtain, and thereafter maintain in effect until the Initial Maturity Date, the Initial Interest Rate Cap Agreement, which shall be coterminous with the initial term of the Loan and have a notional amount equal to the Loan Amount. The Initial Interest Rate Cap Agreement shall have a LIBOR strike rate equal to or less than the LIBOR Strike Rate.

          (b) If Borrower exercises any of its options to extend the term of the Loan pursuant to SECTION 1.2(b), then on or prior to the commencement of the applicable Extension Term Borrower shall obtain an Extension Interest Rate Cap Agreement having (x) a term coterminous with such Extension Term, (y) a notional amount at least equal to the Principal Indebtedness as of the first day of such Extension Term, and (z) a LIBOR strike rate equal to or less than the LIBOR Strike Rate.

          (c) Borrower shall collaterally assign to Lender pursuant to an Assignment of Interest Rate Cap Agreement all of its right, title and interest in any and all payments under each Interest Rate Cap Agreement and shall deliver to Lender an executed counterpart of such Interest Rate Cap Agreement and obtain the consent of the Acceptable Counterparty to such collateral assignment (as evidenced by the Acceptable Counterparty's execution of such Collateral Assignment of Interest Rate Cap Agreement).

          (d) Borrower shall comply with all of its obligations under the terms and provisions of each Interest Rate Cap Agreement. All amounts paid under an Interest Rate Cap Agreement shall be deposited directly into the Cash Management Account. Borrower shall take all actions reasonably requested by Lender to enforce Lender's rights under the Interest Rate Cap Agreement in the event of a default by the counterparty thereunder and shall not waive, amend or otherwise modify any of its rights thereunder.

          1.5. METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided in this Agreement, all payments and prepayments under this Agreement (including any deposit into the Cash Management Account pursuant to SECTION 3.2(b)) shall be made to Lender not later than 1:00 p.m., New York City time, on the date when due and shall be made in lawful money of the United States of America by wire transfer in federal or other immediately available funds to the account specified from time to time by Lender. Any funds received by Lender after such time shall be deemed to have been paid on the next succeeding Business Day. Lender shall notify Borrower in writing of any changes in the account to which payments are to be made. If the amount received from Borrower (or from the Cash Management Account pursuant to SECTION 3.2(b)) is less than the sum of all amounts then due and payable hereunder, such amount shall be applied toward the components of the Indebtedness (E.G., interest, principal and other amounts payable hereunder), the Loan and the Note Components in such sequence as Lender shall elect in its sole discretion.

          1.6. REGULATORY CHANGE. If, as a result of any Regulatory Change, any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with, any Lender is imposed, modified or deemed applicable and the result is to increase the cost to such Lender of making LIBOR-based loans, or to reduce the amount receivable by Lender hereunder in respect of any portion of the Loan with respect to LIBOR-based loans by an amount deemed by such Lender to be material (such increases in cost and reductions in amounts receivable, "INCREASED COSTS"), then Borrower agrees that it will pay to Lender upon Lender's request such additional amount or amounts (based upon a reasonable allocation thereof by such Lender to the LIBOR-based loans made by such Lender) as will compensate such Lender for such Increased Costs to the extent that such Increased Costs are reasonably allocable to the Loan. Lender will notify Borrower in writing of any event occurring after the Closing Date which will entitle Lender to compensation pursuant to this SECTION 1.6 as promptly as practicable after it obtains knowledge thereof and determines to request such compensation and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. If such Lender shall fail to notify Borrower of any such event within 90 days following the end of the month during which such event occurred, then Borrower's liability for any amounts described in this Section incurred by such Lender as a result of such event shall be limited to those attributable to the period occurring subsequent to the 90th day prior to the date upon which such Lender actually notified Borrower of the occurrence of such event. Notwithstanding the foregoing, in no event shall Borrower be required to compensate any Lender for any portion of the income or franchise taxes of Lender, whether or not attributable to payments made by Borrower. If a Lender requests compensation under this SECTION 1.6, Borrower may, by notice to such Lender, require that such Lender furnish to Borrower a statement setting forth in reasonable detail the basis for requesting such compensation and the method for determining the amount thereof.

          1.7.    TAXES.

          (a) Borrower agrees to indemnify Lender against any present or future stamp, documentary or other similar or related taxes or other similar or related charges now or hereafter imposed, levied, collected, withheld or assessed by any United States Governmental Authority by reason of the execution and delivery of the Loan Documents and any consents, waivers, amendments and enforcement of rights under the Loan Documents (excluding income taxes, taxes on receipts and franchise taxes).

          (b) If Borrower is required by law to withhold or deduct any amount from any payment hereunder in respect of any U.S. Tax, Borrower shall withhold or deduct the appropriate amount, remit such amount to the appropriate Governmental Authority and pay to each Person to whom there has been an Assignment or Participation of the Loan and who is not a U.S. Person such additional amounts as are necessary in order that the net payment of any amount due to such non-U.S. Person hereunder after deduction for or withholding in respect of any U.S. Tax imposed with respect to such payment (or in lieu thereof, payment of such U.S. Tax by such non-U.S. Person), will not be less than the amount stated in this Agreement to be then due and payable; except that the foregoing obligation to pay such additional amounts shall not apply (i) to any assignee that has not complied with the obligations contained in SECTION 9.7(c), (ii) to any U.S. Taxes imposed solely by reason of the failure by such Person (or, if such Person is not the beneficial owner of the relevant Loan, such beneficial owner) to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such Person (or beneficial owner, as the case may be) if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes; or (iii) with respect to any Person who is a fiduciary or partnership or other than the sole beneficial owner of such payment, to any U.S. Tax imposed with respect to payments made under any Note to a fiduciary or partnership to the extent that the beneficial owner or member of the partnership would not have been entitled to the additional amounts if such beneficial owner or member of the partnership had been the holder of the Note.

          (c) Within 30 days after paying any amount from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, Borrower shall deliver to such non-U.S. Person satisfactory evidence of such deduction, withholding or payment (as the case may be).

          1.8. RELEASE. Upon payment of the Indebtedness in full, Lender shall execute instruments prepared by Borrower and reasonably satisfactory to Lender releasing and discharging all Liens on all Collateral securing payment of the Indebtedness (subject to Borrower's obligation to pay any associated fees and expenses), including all balances in the Collateral Accounts.

                                   ARTICLE II

                              VOLUNTARY PREPAYMENT

          2.1.    VOLUNTARY PREPAYMENT.

          (a) Borrower shall be prohibited from prepaying the Loan, in whole or in part, until the first Payment Date following the second anniversary of the Closing Date; PROVIDED, HOWEVER, that Borrower shall have the option (which, at Borrower's election, may be exercised once or twice) to reduce the Lockout Period to not less than the period from the Closing Date until the first Payment Date following the first anniversary of the Closing Date (in each case, the period ending on and including the applicable Payment Date, the "LOCKOUT PERIOD") upon payment to Lender with respect to each six-month reduction of the Lockout Period of the applicable Lockout Reduction Fee.

          (b) After the expiration of the Lockout Period, provided no Event of Default is continuing, Borrower may voluntarily prepay the Loan in whole or in part on any Business Day without penalty, except that no prepayments shall be permitted on the last two Business Days in any Interest Accrual Period. Each such prepayment shall be accompanied by the amount of interest theretofore accrued but unpaid in respect of the principal amount so prepaid, plus the amount of interest which would have accrued on the principal amount so prepaid had it remained outstanding through the end of the Interest Accrual Period in which such prepayment is made. If the Loan has been bifurcated into Note Components pursuant to SECTION 1.3(c), all prepayments of the Loan made by Borrower in accordance with this SECTION 2.1 shall be applied to the Note Components in ascending order of interest rate (I.E., first to the Note Component with the lowest Component Spread until its outstanding principal balance has been reduced to zero, then to the Note Component with the second lowest Component Spread until its outstanding principal balance has been reduced to zero, and so on). Following any such prepayment, Borrower may release or transfer, free and clear of the Lien of the Loan Documents, a portion of the notional amount of the Interest Rate Cap Agreement equal to the amount of such prepayment.

          (c) As a condition to any voluntary prepayment, Borrower shall give Lender written notice (a "PREPAYMENT NOTICE") of its intent to prepay, which notice must be given not later than the Payment Date prior to the commencement of the Interest Accrual Period in which such prepayment is to be made and must specify the Business Day on which such prepayment is to be made and the amount of such prepayment. If any such notice is given, the amount specified in such notice will be due and payable on the date specified therein. Notwithstanding the foregoing, if no Event of Default is then continuing beyond the applicable cure period, such Prepayment Notice may be rescinded by Borrower upon delivery of written notice to Lender not later than the Payment Date occurring in the Interest Accrual Period in which such prepayment was to be made (PROVIDED that Borrower shall compensate Lender for any and all reasonable out-of-pocket expenses incurred by Lender and/or its agents resulting from such rescission).

                                   ARTICLE III

                                    ACCOUNTS

          3.1.    CASH MANAGEMENT ACCOUNT.

          (a) On or prior to the Closing Date, Borrower shall establish and thereafter maintain with the Cash Management Bank an account for the collection of income from the Property (the "CASH MANAGEMENT ACCOUNT"). As a condition precedent to the closing of the Loan, Borrower shall cause the Cash Management Bank to execute and deliver a Cash Management Agreement which provides, INTER ALIA, that no party other than Lender shall have the right to withdraw funds from the Cash Management Account. The fees and expenses of the Cash Management Bank shall be paid by Borrower.

          (b) Within five Business Days following the Closing Date, Borrower shall deliver to each Tenant in the Property a written notice (a "TENANT NOTICE") in the form of EXHIBIT A instructing that (i) all payments under the Leases shall thereafter be transmitted by them directly to, and deposited directly into, the Cash Management Account and (ii) such instruction may not be rescinded unless and until such Tenant receives from Borrower or Lender a copy of Lender's written consent to such rescission. Borrower shall send a copy of each such written notice to Lender and shall redeliver such notices to each Tenant until such time as such Tenant complies therewith. Borrower covenants to cause all cash Revenues relating to the Property and all other money received by Borrower with respect to the Property (other than tenant security deposits required to be held in escrow accounts) to be deposited in the Cash Management Account by the end of the first Business Day following Borrower's or the Approved Property Manager's receipt thereof; and Borrower shall be permitted to deposit in the Cash Management Account such additional amounts as Borrower may elect.

          (c) Lender shall have the right to replace the Cash Management Bank with any other financial institution reasonably satisfactory to Borrower in which Eligible Accounts may be maintained which will promptly execute and deliver to Lender a Cash Management Agreement (and Borrower shall cooperate with Lender in connection with such transfer) in the event that (i) at any time the Cash Management Bank ceases to be an Eligible Institution (unless the Collateral Accounts are maintained as segregated trust accounts in accordance with clause (ii) of the definition of Eligible Accounts), or (ii) the Cash Management Bank fails to comply with the Cash Management Agreement.

          3.2.    DISTRIBUTIONS FROM CASH MANAGEMENT ACCOUNT.

          (a) The Cash Management Agreement shall provide that the Cash Management Bank shall remit to an account specified by Borrower, at the end of each Business Day, the amount, if any, by which amounts then contained in the Cash Management Account exceed the Peg Balance; PROVIDED, HOWEVER, that Lender may terminate such remittances during the continuance of an Event of Default or Cash Trap Period upon notice to the Cash Management Bank. Lender may notify the Cash Management Bank at any time of any change in the Peg Balance.

          (b) On each Payment Date, provided no Event of Default has occurred and is continuing, Lender shall transfer amounts from the Cash Management Account, to the extent available therein, to make the following payments in the following order of priority:

          (i) to the Tax and Insurance Reserve Account, the amounts then required to be deposited therein pursuant to SECTION 3.4;

          (ii) to Lender, the amount of all scheduled or delinquent interest on the Loan and all other amounts then due and payable under the Loan Documents;

          (iii) during the continuance of a Cash Trap Period, to Borrower, the amount payable by Borrower during the following 30-day period in respect of Operating Expenses included in the Approved Annual Budget, to the extent amounts previously distributed to Borrower under this clause (iii) and not previously applied toward Operating Expenses are insufficient to make such payments (as notified by Borrower to Lender in writing at least five Business Days prior to such Payment Date), PROVIDED that the aggregate amount remitted to Borrower under this clause (iii) in any Fiscal Year shall not exceed the Budgeted Annual Operating Expense Amount, and PROVIDED FURTHER that the amounts disbursed to Borrower pursuant to this clause
     (iii) shall be used by Borrower solely to pay Operating Expenses included in the Approved Annual Budget;

          (iv) during the continuance of a Cash Trap Period, to the Capital Reserve Account, the amounts required to be deposited therein pursuant to
     SECTION 3.6(b), plus any additional amount payable by Borrower during the following 30-day period in respect of Capital Expenditures included in the Approved Annual Budget, to the extent amounts available in the Capital Reserve Account are insufficient to make such payments (as notified by Borrower to Lender in writing at least five Business Days prior to such Payment Date), PROVIDED that the aggregate amount remitted to the Capital Reserve Account under this clause (iv) in any Fiscal Year shall not exceed the Budgeted Annual Capital Expenditure Amount, and PROVIDED FURTHER that the amounts disbursed to the Capital Reserve Account pursuant to this clause (iv) shall be used by Borrower solely to pay Capital Expenditures included in the Approved Annual Budget;

          (v) during the continuance of a Cash Trap Period, to the TI/LC Reserve Account, any amount required to be deposited therein pursuant to
     SECTION 3.5;

          (vi) during the continuance of a Cash Trap Period, all remaining amounts to the Cash Trap Account; and

          (vii) if no Cash Trap Period is continuing, all remaining amounts ("EXCESS CASH FLOW") to such accounts as Borrower may direct.

          (c) If on any Payment Date the amount in the Cash Management Account shall be insufficient to make all of the transfers required by SECTION 3.2(b)(i) through (v), as applicable, Borrower shall deposit into the Cash Management Account on such Payment Date the amount of such deficiency. If Borrower shall fail to make such deposit, the same shall constitute an Event of Default and, in addition to all other rights and remedies provided for under the Loan Documents, Lender may disburse and apply the amounts in the Cash Management Account toward the components of the Indebtedness (E.G., interest, principal and other amounts payable hereunder), the Loan and the Note Components in such sequence as Lender shall elect in its sole discretion. If on any Payment Date the amount in the Cash Management Account shall be sufficient at 1:00 p.m., New York City time, to make all of the transfers required by SECTION 3.2(b)(i) through (v), as applicable, the Borrower shall be deemed to have paid such amounts on such Payment Date unless the Lender is legally constrained from transferring such amount or causing such amount to be transferred in accordance with SECTION 3.2(b) by reason of any insolvency related to the Borrower or any other event.

          3.3     CASH TRAP ACCOUNT.

          (a) On or prior to the Closing Date, Borrower shall establish and thereafter maintain with the Cash Management Bank an account for the deposit of amounts required to be deposited therein in accordance with SECTION 3.2(b)(vi) (the "CASH TRAP ACCOUNT"), which may be a subaccount of the Cash Management Account.

          (b) In the event that on any Payment Date during the continuance of a Cash Trap Period, (i) Actual NOI for the most recently ended Test Period shall be less than 65% of Closing Date NOI or (ii) following a Terrorism Event, Lender may, as it elects in its sole discretion, apply any and all amounts then on deposit in the Cash Trap Account to prepay the Loan, without prepayment premium or penalty, which prepayment shall be applied in accordance with SECTION 2.1(b).

          (c) Lender shall release to the Cash Management Account all amounts then contained in the Cash Trap Account on the first Payment Date after Borrower delivers to Lender evidence reasonably satisfactory to Lender establishing that no Cash Trap Period is then continuing. Such a release shall not preclude the subsequent commencement of a Cash Trap Period and the deposit of amounts into the Cash Trap Account as set forth in SECTION 3.2(b)(vi).

          3.4.    TAX AND INSURANCE ESCROW ACCOUNT.

          (a) On or prior to the Closing Date, Borrower shall establish and thereafter maintain with the Cash Management Bank an account for the purpose of reserving amounts payable by Borrower in respect of Taxes and insurance premiums (the "TAX AND INSURANCE ESCROW ACCOUNT"), which may be a subaccount of the Cash Management Account.

          (b) On the Closing Date, the Borrower shall deposit into the Tax and Insurance Escrow Account an amount equal to the sum of (i) an amount sufficient to pay all Taxes by the 30th day prior to the date they come due, assuming subsequent monthly fundings on Payment Dates of 1/12 of projected annual Taxes, PLUS (ii) an amount sufficient to pay all insurance premiums by the 30th day prior to the date they come due, assuming subsequent monthly fundings on Payment Dates of 1/12 of projected insurance premiums.

          (c) On each subsequent Payment Date, an additional deposit shall be made therein in an amount equal to the sum of:

          (A) 1/12 of the Taxes that Lender reasonably estimates, based on information provided by Borrower, will be payable during the next ensuing 12 months, PLUS

          (B) 1/12 of the insurance premiums that Lender reasonably estimates, based on information provided by Borrower, will be payable during the next ensuing 12 months;

PROVIDED, HOWEVER, that if at any time Lender reasonably determines that the amount in the Tax and Insurance Escrow Account will not be sufficient to accumulate (upon payment of subsequent monthly amounts in accordance with the provisions of this Agreement) the full amount of all installments of Taxes and insurance premiums by the date on which such amounts come due, then Lender shall notify Borrower of such determination and Borrower shall increase its monthly payments to the Tax and Insurance Escrow Account by the amount that Lender reasonably estimates is sufficient to achieve such accumulation.

          (d) Borrower shall provide Lender with copies of all tax and insurance bills relating to the Property promptly after Borrower's receipt thereof. Lender will apply amounts in the Tax and Insurance Escrow Account toward the purposes for which such amounts are deposited therein. In connection with the making of any payment from the Tax and Insurance Escrow Account, Lender may cause such payment to be made according to any bill, statement or estimate procured from the appropriate public office or insurance carrier, without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof unless given written advance notice by Borrower of such inaccuracy, invalidity or other contest.

          (e) Notwithstanding the terms and provisions of this SECTION 3.4, in the event that and for so long as Borrower has provided, upon request of Lender, evidence reasonably satisfactory to Lender that (i) the insurance escrow account described in Section 1(d) of Article VI of the REA (the "REA INSURANCE ESCROW ACCOUNT") is being maintained and (ii) Borrower and each of the other parties to the REA required to make deposits into the REA Insurance Escrow Account are doing so in accordance therewith, in lieu of the reserve for insurance premiums provided in this SECTION 3.4, Borrower shall instead make the deposits to the REA Insurance Escrow Account in accordance with the applicable provisions of the REA, PROVIDED that (v) Borrower shall cause the trustee maintaining the REA Insurance Escrow Account to select an Eligible Account to serve such purpose, (w) Borrower shall have granted to the trustee of the REA Insurance Escrow Account for the benefit of Lender a first priority security interest in the REA Insurance Escrow Account,
(x) any documents or agreements relating to the establishment and administration of the REA Insurance Escrow Account shall provide that such account is held by the trustee for the benefit of Lender, (y) Borrower shall do all things reasonably necessary in order to perfect the trustee's first priority security interest, for the benefit of Lender, in such account, and (z) Borrower shall have complied with the requirements set forth in the last sentence of SECTION 5.15(c). In the event Borrower shall fail to deliver reasonably satisfactory evidence of the maintenance of the REA Insurance Escrow Account to Lender in accordance with the foregoing sentence or the REA Insurance Escrow Account shall no longer be maintained, the provisions of this SECTION 3.4(e) shall be of no further force and effect until such evidence is delivered or such account is once again maintained.

          3.5.    TI/LC RESERVE ACCOUNT.

          (a) On or prior to the Closing Date, Borrower shall establish and thereafter maintain with the Cash Management Bank an account for the purpose of reserving amounts in respect of Tenant Improvements and Leasing Commissions during the continuance of a Cash Trap Period (the "TI/LC RESERVE ACCOUNT"), which may be a subaccount of the Cash Management Account.

          (b) On each Payment Date during the continuance of a Cash Trap Period, there shall be deposited into the TI/LC Reserve Account an amount equal to the Monthly TI/LC Amount.

          (c) Upon the request of Borrower at any time that no Event of Default is continuing (but not more often than once per calendar month), Lender shall cause disbursements to Borrower from the TI/LC Reserve Account to reimburse Borrower for Leasing Commissions and Tenant Improvement costs incurred by Borrower in connection with a Lease (or Lease extension) entered into in accordance herewith, PROVIDED that:

          (i) Borrower shall deliver to Lender invoices evidencing that the costs for which such disbursements are requested are due and payable or will be due and payable within 30 days thereafter;

          (ii) Borrower shall deliver to Lender an Officer's Certificate confirming that all such costs have been previously paid by Borrower or will be paid from the proceeds of the requested disbursement; and

          (iii)   Lender may condition the making of a requested disbursement on
     (1) reasonable evidence establishing that Borrower has applied any amounts previously received by it in accordance with this Section for the expenses to which specific draws made hereunder relate, (2) a reasonably satisfactory site inspection, and (3) receipt of reasonably requested lien releases and waivers from any contractors, subcontractors and others with respect to such amounts.

          (d) During the continuance of a Cash Trap Period or Deemed Cash Trap Period, whenever a Lease is terminated, whether by buy-out, cancellation, default or otherwise, and Borrower receives any payment (including retention of any security deposit or portion thereof, and all interest thereon), fee or penalty in respect of such termination (a "TERMINATION FEE"), Borrower shall promptly cause such Termination Fee to be deposited into the TI/LC Reserve Account. Provided no Event of Default has occurred and is continuing, Lender shall disburse such Termination Fee to Borrower at the written request of Borrower in respect of Leasing Commissions and Tenant Improvement costs incurred by Borrower in connection with a replacement Lease entered into in accordance with the terms of this Agreement in respect of the space covered by such terminated Lease and the remainder of such Termination Fee, if any, shall be remitted to the Cash Management Account after the space covered by such terminated Lease has been relet and the replacement Tenant is in occupancy and has commenced paying rent under the replacement Lease.

          (e) Provided no Cash Trap Period or Deemed Cash Trap Period is then continuing, Borrower may, at its option, deposit Termination Fees into the TI/LC Reserve Account. Provided no Event of Default has occurred and is continuing, Lender shall disburse to Borrower (i) on each Payment Date, the amortized portion of such Termination Fee for the calendar month in which such Payment Date falls, (ii) upon written request of Borrower, amounts in respect of Tenant Improvement costs or Leasing Commissions incurred by Borrower in connection with a Lease, and/or (iii) upon written request of Borrower, all or any portion of such Termination Fee then on deposit in the TI/LC Account.

          (f) Upon the termination of a Cash Trap Period or Deemed Cash Trap Period (giving pro-forma effect to any replacement lease(s) executed at or prior to the applicable date of determination), and provided no Event of Default is then continuing, Lender shall remit to Borrower the amount then contained in the TI/LC Reserve Account.

          3.6.    CAPITAL RESERVE ACCOUNT.

          (a) On or prior to the Closing Date, Borrower shall establish and thereafter maintain with the Cash Management Bank an account for the purpose of reserving amounts in respect of Capital Expenditures during the continuance of a Cash Trap Period (the "CAPITAL RESERVE ACCOUNT"), which may be a subaccount of the Cash Management Account.

          (b) On each Payment Date during the continuance of a Cash Trap Period, there shall be deposited into the Capital Reserve Account an amount equal to the Monthly Capital Reserve Amount.

          (c) Upon the request of Borrower at any time that no Event of Default is continuing (but not more often that once per calendar month, except in respect of emergency Capital Expenditures for which Borrower has delivered to Lender a written request accompanied by a reasonably detailed description of the emergency), Lender will cause disbursements to Borrower from the Capital Reserve Account to reimburse Borrower for Capital Expenditures; PROVIDED that:

          (i) Borrower shall deliver to Lender invoices evidencing that the costs for which such disbursements are requested are due and payable or will be due and payable within 30 days thereafter;

          (ii) Borrower shall deliver to Lender an Officer's Certificate confirming that all such costs have been previously paid by Borrower or will be paid from the proceeds of the requested disbursement; and

          (iii)   Lender may condition the making of a requested disbursement on
     (1) reasonable evidence establishing that Borrower has applied any amounts previously received by it in accordance with this Section for the expenses to which specific draws made hereunder relate, (2) a reasonably satisfactory site inspection, and (3) receipt of reasonably requested lien releases and waivers from any contractors, subcontractors and others with respect to such amounts.

          (d) Upon the termination of a Cash Trap Period, provided no Event of Default is then continuing, Lender shall remit to Borrower the amount then contained in the Capital Reserve Account.

          3.7.    [Reserved].

          3.8.    LOSS PROCEEDS ACCOUNT.

          (a) On or prior to the Closing Date, Borrower shall establish and thereafter maintain with the Cash Management Bank an account for the purpose of depositing any Loss Proceeds (the "LOSS PROCEEDS ACCOUNT "), which may be a subaccount of the Cash Management Account.

          (b) Provided no Event of Default is continuing, funds in the Loss Proceeds account shall be applied in accordance with SECTION 5.16.

          3.9.    [Reserved].

          3.10.   ACCOUNT COLLATERAL.

          (a) Borrower hereby grants a perfected first-priority security interest in favor of Lender in and to the Account Collateral as security for the Indebtedness, together with all rights of a secured party with respect thereto. Each Collateral Account shall be an Eligible Account under the sole dominion and control of Lender and shall be in the name of Borrower, as pledgor, and Lender, as pledgee. Borrower shall have no right to make withdrawals from any of the Collateral Accounts. Funds in the Collateral Accounts shall not be commingled with any other monies at any time. Borrower shall execute any additional documents that Lender in its reasonable discretion may require and shall provide all other evidence reasonably requested by Lender to evidence or perfect its first-priority security interest in the Account Collateral.

          (b) The insufficiency of amounts contained in the Collateral Accounts shall not relieve Borrower from its obligation to fulfill all covenants contained in the Loan Documents.

          (c) During the continuance of an Event of Default, Lender may, in its sole discretion, apply funds in the Collateral Accounts, and funds resulting from the liquidation of Permitted Investments contained in the Collateral Accounts, either toward the components of the Indebtedness (e.g., interest, principal and other amounts payable hereunder), the Loan and the Note Components in such sequence as Lender shall elect in its sole discretion, and/or toward the payment of Taxes, Operating Expenses and Capital Expenditures.

          3.11.   PERMITTED INVESTMENTS.

          (a) So long as no Event of Default shall be continuing, Borrower shall be permitted to direct the investment of the funds from time to time held in the Collateral Accounts in Permitted Investments and to sell or liquidate such Permitted Investments and reinvest proceeds from such sale or liquidation in other Permitted Investments (but Lender shall have no liability whatsoever in respect of any failure by the Cash Management Bank to do so), with all such proceeds and reinvestments to be held in the applicable Collateral Account; PROVIDED, HOWEVER, that the maturity of an adequate portion of the Permitted Investments on deposit in the Collateral Accounts shall be no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn therefrom pursuant to this Agreement. No Permitted Investment shall be liquidated at a loss at the direction of Borrower except to the extent necessary to make a required payment to Lender on a Payment Date.

          (b) All income and gains from the investment of funds in the Collateral Accounts shall be retained in the Collateral Accounts from which they were derived. As between Borrower and Lender, Borrower shall treat all income, gains and losses from the investment of amounts in the Collateral Accounts as its income or loss for federal, state and local income tax purposes.

          (c) After the Loan and all other Indebtedness have been paid in full, the Collateral Accounts shall be closed and the balances therein, if any, shall be paid to Borrower.

          3.12. BANKRUPTCY. Borrower and Lender acknowledge and agree that upon the filing of a bankruptcy petition by or against Borrower under the Bankruptcy Code, the Account Collateral and the Revenues (whether then already in the Collateral Accounts, or then due or becoming due thereafter) shall be deemed not to be property of Borrower's bankruptcy estate within the meaning of Section 541 of the Bankruptcy Code. However, if a court of competent jurisdiction determines that, notwithstanding the foregoing characterization of the Account Collateral and the Revenues by Borrower and Lender, the Account Collateral and/or the Revenues do constitute property of Borrower's bankruptcy estate, then Borrower and Lender hereby further acknowledge and agree that all such Revenues, whether due and payable before or after the filing of the petition, are and shall be cash collateral of Lender. Borrower acknowledges that Lender does not consent to Borrower's use of such cash collateral and that, in the event Lender elects (in its sole discretion) to give such consent, such consent shall only be effective if given in writing signed by Lender. Except as provided in the immediately preceding sentence, Borrower shall not have the right to use or apply or require the use or application of such cash collateral (i) unless Borrower shall have received a court order authorizing the use of the same, and (ii) Borrower shall have provided such adequate protection to Lender as shall be required by the bankruptcy court in accordance with the Bankruptcy Code.

                                   ARTICLE IV

                                 REPRESENTATIONS

          Borrower represents to Lender that, as of the Closing Date, except as set forth in the Exception Report:

          4.1.    ORGANIZATION.

          (a) Borrower is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware, and is in good standing as a foreign limited liability company in each other jurisdiction where ownership of its properties or the conduct of its business requires it to be so, and Borrower has all power and authority under such laws and its organizational documents and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          (b) Borrower Managing Member is a Nevada corporation, validly existing and in good standing under the laws of the State of Nevada, and Borrower Managing Member has all corporate power and authority under such laws and its organizational documents and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          (c) Borrower has no subsidiaries and does not own any equity interest in any other Person.

          4.2. AUTHORIZATION. Borrower has the power and authority to enter into this Agreement and the other Loan Documents, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated by the Loan Documents and has by proper action duly authorized the execution and delivery of the Loan Documents.

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

          4.3. NO CONFLICTS. Neither the execution and delivery of the Loan Documents, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof will (i) violate or conflict with any provision of its operating agreement, certificate of formation or other governance document, (ii) violate any law, regulation (including Regulation U, Regulation X or Regulation T), order, writ, judgment, injunction, decree or permit applicable to it, (iii) violate or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, contract or other Material Agreement to which Borrower or Sponsor is a party or by which Borrower or Sponsor may be bound, or (iv) result in or require the creation of any Lien upon or with respect to the Collateral in favor of any party other than Lender.

          4.4. CONSENTS. No consent, approval, authorization or order of, or qualification with, any court or Governmental Authority is required in connection with the execution, delivery or performance by Borrower of this Agreement or the other Loan Documents, except for any of the foregoing which have already been obtained.

          4.5. ENFORCEABLE OBLIGATIONS. This Agreement and the other Loan Documents have been duly executed and delivered by Borrower and constitute Borrower's legal, valid and binding obligations, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury.

          4.6. NO DEFAULT. No Default or Event of Default will exist immediately following the making of the Loan.

          4.7. PAYMENT OF TAXES. Borrower has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid all amounts of taxes due (including interest and penalties) except for taxes which are not yet delinquent, or are being contested in good faith and by appropriate proceedings with respect to which no Lien is in imminent danger of foreclosure, and has paid all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangible taxes) owing by it necessary to preserve the Liens in favor of Lender.

          4.8. COMPLIANCE WITH LAW. Borrower, the Property and the use thereof comply in all material respects with all applicable Insurance Requirements and Legal Requirements, including building and zoning ordinances and codes. The Property conforms to current zoning requirements and is neither an illegal nor a legal nonconforming use. Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority the violation of which could adversely affect the Property or the condition (financial or otherwise) or business of Borrower. There has not been committed by or on behalf of Borrower or, to the best of Borrower's knowledge, any other person in occupancy of or involved with the operation or use of the Property, any act or omission affording the federal Governmental Authority or any state or local Governmental Authority the right of forfeiture as against the Property or any portion thereof or any monies paid in performance of its obligations under any of the Loan Documents. Neither Borrower nor Sponsor has purchased any portion of the Property with proceeds of any illegal activity.

          4.9. ERISA. Neither Borrower nor any ERISA Affiliate of Borrower has incurred or could be subjected to any liability under Title IV or Section 302 of ERISA or Section 412 of the Code or maintains or contributes to, or is or has been required to maintain or contribute to, any employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title IV or Section 302 of ERISA or
Section 412 of the Code. The consummation of the transactions contemplated by this Agreement will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or substantially similar provisions under federal, state or local laws, rules or regulations.

          4.10. GOVERNMENT REGULATION. Borrower is not an "investment company", or a company "controlled" by an "investment company", registered or required to be registered under the Investment Company Act of 1940, as amended. Borrower is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" or either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          4.11. NO BANKRUPTCY FILING. Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property. Borrower does not have knowledge of any Person contemplating the filing of any such petition against it.

          4.12. OTHER DEBT. Borrower does not have outstanding any Debt other than Permitted Debt.

          4.13. LITIGATION. There are no actions, suits, proceedings, arbitrations or governmental investigations by or before any Governmental Authority or other agency now pending, and to the best of Borrower's knowledge there are no such actions, suits, proceedings, arbitrations or governmental investigations threatened against or affecting Borrower or the Property, which alone or in the aggregate are reasonably likely to result in a Material Adverse Effect (and all such actions, suits, proceedings, arbitrations and governmental investigations, regardless of materiality, are listed in the Exception Report; however, none of such items alone or in the aggregate are reasonably likely to result in a Material Adverse Effect).

          4.14.   LEASES; MATERIAL AGREEMENTS.

          (a) Borrower has delivered to Lender true and complete copies of all Leases. No person has any possessory interest in the Property or right to occupy the same except under and pursuant to the provisions of the Leases. The rent roll attached to this Agreement as SCHEDULE E (the "RENT ROLL") is true and correct in all material respects as of the date thereof. Except as indicated on the Rent Roll, no security deposits are being held by Borrower, no Tenant has any extension, renewal or termination options, no Tenant or other party has any option, right of first refusal or similar preferential right to purchase or lease all or any portion of the Property, no fixed rent has been paid more than 30 days in advance of its due date and no payments of rent are more than 30 days delinquent.

          (b) Except as indicated in SCHEDULE D, all work to be performed by the landlord under the Leases has been substantially performed, all contributions to be made by the landlord to the Tenants thereunder have been made, all other conditions to each Tenant's obligations thereunder required to be satisfied to the date hereof have been satisfied, no Tenant has the right to require Borrower to perform or finance Tenant Improvements or Material Alterations and no material Leasing Commissions are owed or would be owed upon the exercise of any Tenant's existing renewal or expansion options.

          (c) There are no Material Agreements except as described in SCHEDULE F. Borrower has made available to Lender true and complete copies of all Material Agreements. Each Material Agreement has been entered into at arm's length in the ordinary course of business by or on behalf of Borrower.

          (d) The Leases and the Material Agreements are in full force and effect and there are no defaults thereunder by Borrower or, to Borrower's best knowledge, any other party thereto. Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Permitted Encumbrance or any other agreement or instrument to which it is a party or by which it or the Property is bound.

          4.15.   [Reserved.

          4.16. FINANCIAL CONDITION. All financial data concerning Borrower and the Property heretofore provided to Lender fairly presents in accordance with GAAP the financial position of Borrower in all material respects, as of the date on which it was made, and does not omit to state any fact necessary to make statements contained herein or therein not misleading. Since the delivery of such data, except as otherwise disclosed in writing to Lender, there have occurred no changes or circumstances in the Property's or Borrower's financial condition or position which have had or are reasonably likely to result in a Material Adverse Effect.

          4.17. SINGLE-PURPOSE REQUIREMENTS. Each of Borrower and Borrower Managing Member is now, and has always been since its formation, a Single-Purpose Entity.

          4.18. LOCATION OF CHIEF EXECUTIVE OFFICES. The location of Borrower's principal place of business and chief executive office is the address listed in SECTION 9.4.

          4.19. NOT FOREIGN PERSON. Borrower is not a "FOREIGN PERSON" within the meaning of Section 1445(f)(3) of the Code.

          4.20. LABOR MATTERS. Borrower is not a party to any collective bargaining agreements.

          4.21. TITLE. Borrower owns good, marketable and insurable fee and leasehold title, as applicable, in and to the Property and good and marketable title to the related personal property, to the Collateral Accounts and to any other Collateral, in each case free and clear of all Liens whatsoever except the Permitted Encumbrances. The Deed of Trust, when properly recorded in the appropriate records, together with the Assignment of Rents and Leases and any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (i) a valid, perfected first priority Lien on the Property and the rents therefrom, enforceable as such against creditors of and purchasers from Borrower and subject only to

Permitted Encumbrances, and (ii) perfected Liens (pursuant to the Uniform Commercial Code of the State of Delaware) in and to all personalty, all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances. The Permitted Encumbrances do not and will not materially and adversely affect or interfere with the value, or current use or operation, of the Property, or the security intended to be provided by the Deed of Trust or Borrower's ability to repay the Indebtedness in accordance with the terms of the Loan Documents. Except as insured by a Qualified Title Insurance Policy, there are no claims for payment for work, labor or materials affecting the Property which are or may become a Lien prior to, or of equal priority with, the Liens created by the Loan Documents. No creditor of Borrower other than Lender has in its possession any goods that constitute or evidence the Collateral.

          4.22. NO ENCROACHMENTS. Except as shown on the Qualified Survey or as permitted pursuant to the REA, (i) all of the improvements on the Property lie wholly within the boundaries and building restriction lines of the Property,
(ii) no improvements on adjoining property encroach upon the Property, and (iii) no easements or other encumbrances upon the Property encroach upon any of the improvements, so as, in the case of each of clauses (i), (ii) and (iii), to materially adversely affect the value or marketability of the Property, except those which are insured against by a Qualified Title Insurance Policy.

          4.23.   PHYSICAL CONDITION.

          (a) Except for matters set forth in the Engineering Reports, the Property (including sidewalks, storm drainage system, roof, plumbing system, HVAC system, fire protection system, electrical system, equipment, elevators, exterior sidings and doors, irrigation system and all structural components) is in good condition, order and repair in all respects material to its use, operation or value.

          (b) Borrower is not aware of any material structural or other material defect or damages in the Property, whether latent or otherwise.

          (c) Borrower has not received and is not aware of any other party's receipt of notice from any insurance company or bonding company of any defects or inadequacies in the Property which would, alone or in the aggregate, adversely affect in any material respect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

          4.24. FRAUDULENT CONVEYANCE. Borrower has not entered into the Transaction or any of the Loan Documents with the actual intent to hinder, delay or defraud any creditor. Borrower has received reasonably equivalent value in exchange for its obligations under the Loan Documents. On the Closing Date, the fair salable value of Borrower's aggregate assets is and will, immediately following the making of the Loan and the use and disbursement of the proceeds thereof, be greater than Borrower's probable aggregate liabilities (including subordinated, unliquidated, disputed and Contingent Obligations). Borrower's aggregate assets do not and, immediately following the making of the Loan and the use and disbursement of the proceeds thereof will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including Contingent Obligations and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).

          4.25. MANAGEMENT. Except for any Approved Management Agreement, no property management agreements are in effect with respect to the Property.

          4.26. CONDEMNATION. No Condemnation has been commenced or, to Borrower's actual knowledge, is contemplated with respect to all or any material portion of the Property or for the relocation of roadways providing access to the Property.

          4.27. UTILITIES AND PUBLIC ACCESS. The following statements are accurate in all material respects:

          (i) The Property has adequate rights of access to dedicated public ways (and makes no material use of any means of access or egress that is not pursuant to such dedicated public ways or recorded, irrevocable rights-of-way or easements) and is adequately served pursuant to the ESA and/or by all public utilities necessary to the continued use and enjoyment of the Property as presently used and enjoyed.

          (ii) All public utilities necessary to the continued use and enjoyment of the Property as presently used and enjoyed are located in the public right-of-way abutting the premises or in areas ("EASEMENT AREAS") that are the subject of recorded irrevocable easement agreements which benefit the Property and which are listed in Schedule A of the Qualified Title Insurance Policy so as to be included in the coverage thereof.

          (iii) All such utilities are connected so as to serve the Property without passing over other property other than Easement Areas.

          (iv) All roads necessary for the full utilization of the Property for its current purpose have been completed and are either part of the Property (by way of deed, easement or ground lease) or dedicated to public use and accepted by all Governmental Authorities.

          4.28. ENVIRONMENTAL MATTERS. Except as disclosed in the Environmental Reports:

          (i) The Property is in compliance in all material respects with all Environmental Laws applicable to the Property (which compliance includes, but is not limited to, the possession of, and compliance with, in all material respects, all environmental, health and safety permits, approvals, licenses, registrations and other governmental authorizations required in connection with the ownership and operation of the Property under all Environmental Laws).

          (ii) No Environmental Claim is pending with respect to the Property, nor, to Borrower's knowledge, is any threatened, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to Borrower or the Property.

          (iii) Without limiting the generality of the foregoing, to the Borrower's knowledge there is not present at, on, in or under the Property, any Hazardous Substances, PCB-containing equipment, asbestos or asbestos containing materials, underground storage tanks or surface impoundments for any Hazardous Substance, lead in drinking water (except in concentrations that comply with all Environmental Laws), or lead-based paint.

          (iv) To Borrower's knowledge, there have not been and are no past, present or threatened Releases of any Hazardous Substance from or at the Property that are reasonably likely to form the basis of any Environmental Claim, and, to Borrower's knowledge, there is no threat of any Release of any Hazardous Substance migrating to the Property.

          (v) No Liens are presently recorded with the appropriate land records under or pursuant to any Environmental Law with respect to the Property and, to Borrower's best knowledge, no Governmental Authority has been taking any action to subject the Property to Liens under any Environmental Law.

          (vi) There have been no material environmental investigations, studies, audits, reviews or other analyses conducted by or that are in the possession of Borrower in relation to the Property which have not been made available to Lender.

          4.29. ASSESSMENTS. There are no pending or, to Borrower's knowledge, proposed special or other assessments for public improvements or otherwise affecting the Property, nor are there any contemplated improvements to the Property that may result in such special or other assessments. No extension of time for assessment or payment by Borrower of any federal, state or local tax is in effect.

          4.30. NO JOINT ASSESSMENT. Borrower has not suffered, permitted or initiated the joint assessment of the Property (i) with any other real property constituting a separate tax lot, or (ii) with any personal property, or any other procedure whereby the Lien of any Taxes which may be levied against such other real property or personal property shall be assessed or levied or charged to the Property as a single Lien.

          4.31. SEPARATE LOTS. No portion of the Property is part of a tax lot that also includes any real property that is not Collateral.

          4.32. PERMITS; CERTIFICATE OF OCCUPANCY. Borrower has obtained all material Permits necessary for the present and contemplated use and operation of the Property. The uses being made of the Property are in conformity in all material respects with the certificate of occupancy and/or Permits for the Property and any other restrictions, covenants or conditions affecting the Property.

          4.33. FLOOD ZONE. None of the Improvements on the Property is located in an area identified by the Federal Emergency Management Agency or the Federal Insurance

Administration as having special flood hazards (Zone A), and, to the extent that any portion of the Property is located in an area identified by the Federal Emergency Management Agency as a "100 YEAR FLOOD PLAIN," the Property is covered by flood insurance meeting the requirements set forth in SECTION 5.15(a)(ii).

          4.34. SECURITY DEPOSITS. Borrower is in compliance in all material respects with all Legal Requirements relating to security deposits.

          4.35. CERTAIN AGREEMENTS. Neither the Borrower nor, to the Borrower's knowledge, any other party thereto, is in default under the REA, the ESA or any Master Lease.

          4.36. INSURANCE. Borrower has obtained insurance policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. All premiums on such insurance policies required to be paid as of the Closing Date have been paid for the current policy period. No Person, including Borrower, has done, by act or omission, anything which would impair the coverage of any such policy.

          4.37. MASTER LEASES. With respect to each Master Lease, each of the following is true or has been waived by Lender in writing following Lender's receipt of Rating Confirmation with respect thereto:

          (i) a true and complete copy of such Master Lease has been delivered to Lender, and such Master Lease or a memorandum thereof has been duly recorded;

          (ii) such Master Lease permits the interest of the lessee thereunder to be encumbered by the Deed of Trust and does not restrict the use of the Property by such lessee, its successors or assigns in a manner that would cause a Material Adverse Effect;

          (iii) such Master Lease may not be amended, modified, cancelled or terminated without the prior written consent of Lender, and any such action without such consent is void;

          (iv) such Master Lease has an original term which expires one day after the termination of the underlying Lease;

          (v) the base rental payable to lessor under such Master Lease is subject to increase and is based on a percentage of percentage rent or a percentage of base and percentage rent in each case payable by the Tenant under the underlying Lease;

          (vi) such Master Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Deed of Trust (other than the related lessor's fee interest);

          (vii) such Master Lease shall remain prior to any Lien upon the related fee interest now existing or that may hereafter be granted;

          (viii) such Master Lease is assignable by a holder of a mortgage encumbering the lessee's interest therein upon a foreclosure of such mortgage without the consent of the lessor thereunder;

          (ix) such Master Lease is in full force and effect and no default has occurred thereunder nor, to Borrower's knowledge, is there any existing condition which, but for the passage of time or the giving of notice or both, would result in a default under the terms of such Master Lease;

          (x) such Master Lease requires the lessor thereunder to give notice of any default by the lessee to a holder of a mortgage encumbering the lessee's interest therein; and such Master Lease further provides that no notice given thereunder is effective against such holder, unless a copy has been given to such holder in the manner described in such Master Lease;

          (xi) such Master Lease contains no restrictions on the identity of a leasehold mortgagee;

          (xii) a holder of a mortgage encumbering the lessee's interest therein is permitted at least 30 days in addition to Borrower's applicable cure period to cure any default under such Master Lease which is curable after the receipt of notice of any such default before the lessor thereunder may terminate such Master Lease (and, where necessary, is permitted the opportunity to gain possession of the interest of the lessee under such Master Lease through legal proceedings or to take other action so long as such holder is proceeding diligently);

          (xiii) in the case of any default which is not curable by a holder of a deed of trust or mortgage encumbering the lessee's interest therein, or in the event of the bankruptcy or insolvency of the lessee under such Master Lease, such holder has the right, following termination of the existing Master Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new lease with the lessor on the same terms as the existing Master Lease, and all rights of the lessee under such Master Lease may be exercised by or on behalf of such holder; and

          (xiv) such Master Lease does not impose any restrictions on subletting.

          4.38. SURVIVAL. Borrower agrees that all of the representations of Borrower set forth in this Agreement and in the other Loan Documents shall survive for so long as any portion of the Indebtedness is outstanding. All representations, covenants and agreements made by Borrower in this Agreement or in the other Loan Documents shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf. On the date of any Securitization, on not less than five Business Days' prior written notice, Borrower shall deliver to Lender a certification (x) confirming that all of the representations contained in this Agreement are true and correct in all material respects as of the date of such Securitization, or
(y) otherwise specifying any changes in or qualifications to such representations as of such date as may be necessary to make such representations consistent with the facts as they exist on such date.

          4.39. AFFILIATE TRANSACTIONS. Other than the REA (and the transactions and arrangements required thereunder) and the Master Leases, Borrower is not a party to any transaction with any Affiliate of Borrower, except on terms which are no less favorable to

Borrower than would be obtained in a comparable arm's length transaction with an unrelated third party.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

          5.1. EXISTENCE. Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence as a limited liability company and all rights, licenses, Permits, franchises and other agreements necessary for the continued use and operation of its business. Borrower shall deliver to Lender a copy of each amendment or other modification to any of its organizational documents promptly after the execution thereof.

          5.2. MAINTENANCE OF PROPERTY; COMPLIANCE WITH LEGAL REQUIREMENTS. Borrower will keep the Property in good working order and repair, reasonable wear and tear excepted. Subject to SECTION 6.13, Borrower shall from time to time make, or cause to be made, all reasonably necessary and desirable repairs, renewals, replacements, betterments and improvements thereto. Borrower shall comply with, and shall cause the Property to comply with and be operated, maintained, repaired and improved in compliance in all material respects with, all Legal Requirements and Insurance Requirements.

          5.3. IMPOSITIONS AND OTHER CLAIMS. Borrower shall pay and discharge all taxes, assessments and governmental charges levied upon it, its income and its assets as and when such taxes, assessments and charges are due and payable, as well as all lawful claims for labor, materials and supplies or otherwise, subject to any rights to contest contained in the definition of Permitted Encumbrances (whether or not there is an applicable Lien). Borrower shall file all federal, state and local tax returns and other reports that it is required by law to file. If any law or regulation applicable to Lender, any Note, the Property or the Deed of Trust is enacted that deducts from the value of property for the purpose of taxation any Lien thereon or imposes upon Lender the payment of the whole or any portion of the taxes or assessments or charges or Liens required in this Agreement to be paid by Borrower or changes in any way the laws or regulations relating to the taxation of mortgages or security agreements or debts secured by mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect the Deed of Trust, the Indebtedness or Lender, then Borrower, upon demand by Lender, shall pay such taxes, assessments, charges or Liens, or reimburse Lender for any amounts paid by Lender. If in the opinion of Lender's counsel it might be unlawful to require Borrower to make such payment or the making of such payment might result in the imposition of interest beyond the maximum amount permitted by applicable Law, Lender may elect to declare all of the Indebtedness to be due and payable (without any premium or penalty) 90 days from the giving of written notice by Lender to Borrower.

          5.4. ACCESS TO PROPERTY. Borrower shall permit agents, representatives and employees of Lender and the Servicer to inspect the Property or any portion thereof, and/or the books and records of Borrower, at such reasonable times as may be requested by Lender upon reasonable advance notice so long as such access does not materially interfere with any Tenant at the Property and is in compliance with applicable Leases.

          5.5. NOTICE OF DEFAULT. Borrower shall promptly advise Lender of the occurrence to the best of Borrower's knowledge of any Default or Event of Default.

          5.6. LITIGATION. Borrower shall give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened in writing against Borrower which is reasonably likely to have a Material Adverse Effect.

          5.7. COOPERATE IN LEGAL PROCEEDINGS. Except with respect to any claim by Borrower against Lender, Borrower shall cooperate fully with Lender with respect to any proceedings before any Governmental Authority which may in any way affect the rights of Lender hereunder or under any of the Loan Documents and, in connection therewith, Lender may, at its election, participate or designate a representative to participate in any such proceedings.

          5.8.    LEASES.

          (a) Borrower shall furnish Lender with executed copies of all Leases. A new Lease which is not a Major Lease, a renewal and extension or amendment of a Lease which is not a Major Lease, shall not require Lender's approval, PROVIDED (i) the rent and other amounts payable thereunder, based upon the location of the demised premises, the type of property, and the tenant improvements, allowances or concessions to be made or provided by the landlord thereunder (taken as a whole) are "market" rate as determined by Borrower in good faith, and (ii) the other proposed terms thereof (taken as a whole) are Commercially Reasonable as determined by Borrower in good faith. Lender hereby agrees that the terms and provisions of Borrower's standard forms of Lease attached hereto as EXHIBIT D (collectively, the "STANDARD LEASE FORM") without material deviation (defined for these purposes as a deviation that would likely be objectionable to a prudent institutional lender) are Commercially Reasonable. Subject to the provisions of the next sentence, all new Leases must provide that they are subject and subordinate to any current or future mortgage financing on the Property and that the Tenant agrees to attorn to any foreclosing mortgagee at such mortgagee's request. Lender agrees to execute subordination, non-disturbance and attornment agreements on the form attached hereto as EXHIBIT E (with such changes as reasonably approved by Lender), or, if required under the applicable Lease, any other form reasonably satisfactory to Lender, with respect to any Lease as to which a subordination, non-disturbance and attornment agreement is required to be delivered by Lender, either as an obligation of Borrower under such Lease or in order to effect the subordination of such Lease and the agreement to attorn by the related Tenant.

          (b) All new Leases which are Major Leases or are Leases that do not comply with the second sentence of SECTION 5.8(a), all terminations (other than terminations arising from an event of default by tenant under the terms of the applicable Lease), extensions, renewals and material amendments of Major Leases, any surrender of rights under any Major Lease and any material amendment to the Standard Lease Form shall be subject to the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed (and all other new Leases or terminations, extensions, renewals and amendments of Leases shall not require

Lender's prior written consent), it being agreed by Lender that Lender's approval shall not be withheld with respect to a proposed Major Lease unless (i) the rent and other amounts payable under such proposed Major Lease, based upon the location of the demised premises, the type of property, the tenant improvements, allowances and concessions to be made or provided by the landlord under such proposed Major Lease (taken as a whole), is not at "market" rates, or
(ii) the proposed terms of such proposed Major Lease (taken as a whole and in context with the items described in clause (i) of this sentence) are not Commercially Reasonable. In addition, Lender's approval of any extension or renewal of a Major Lease (whether such extension or renewal is by way of a modification of a Tenant's existing Lease or by way of a new Lease with such Tenant) shall not be required if such extension or renewal is at a "market" rent or the rent otherwise required pursuant to the terms of such Tenant's existing Lease and the other terms of such extended or renewed Lease are the same or better in all material respects than those contained in such Tenant's existing Lease.

          (c) Each request for approval of a Lease shall be submitted to Lender and shall prominently include a statement in capital letters "URGENT - LENDER'S ATTENTION REQUIRED WITHIN 10 BUSINESS DAYS", together with (i) a copy of the proposed Lease, (ii) a summary of the economic terms thereof and any termination options contained therein, and (iii) copies of all written materials obtained by Borrower in connection with its evaluation of the creditworthiness of the proposed Tenant, or, with respect to a proposed termination, a description of the reason therefor (the foregoing items (i) through (iii) being collectively, the "LEASE APPROVAL MATERIALS"), and shall be deemed approved if Lender shall not have notified the Borrower in writing of its disapproval thereof and the reasons for such disapproval within 10 Business Days after its receipt of the Lease Approval Materials. Borrower may also request, pursuant to the procedure described in the preceding sentence, Lender's approval of the rent and other amounts payable by the proposed Tenant and Borrower, including tenant allowances and rent concessions, under a proposed Lease and the identity of the proposed Tenant (and any guarantor) and any other material terms of such Lease (collectively, the "PROPOSED LEASE TERMS") even if the form of the proposed Lease is not yet available for Lender's review, provided that the approval or deemed approval of the Proposed Lease Terms shall not constitute Lender's approval of such Lease (except with respect to the Proposed Lease Terms), and when the proposed Lease becomes available Borrower shall be required to submit it for Lender's approval in accordance with the procedure described in the preceding sentence, except that Lender's approval shall not be required if Borrower delivers to Lender an Officer's Certificate certifying that the final proposed Lease is consistent, in all material respects, with the Standard Lease Form, and the Proposed Lease terms previously approved (or deemed approved) by Lender. If Lender shall have previously consented or been deemed to have consented to the Proposed Lease Terms under such proposed Lease, Lender's approval of such proposed Lease shall not be withheld unless the other terms of such proposed Lease, taken as a whole (and in the context of the already approved Proposed Lease Terms), are not Commercially Reasonable.

          (d) Borrower shall (i) deliver to each new Tenant a Tenant Notice upon execution of such Tenant's Lease, and promptly thereafter deliver to Lender a copy thereof and evidence of such Tenant's receipt thereof; (ii) observe and perform all the material obligations imposed upon the lessor under the Leases;
(iii) enforce in a commercially reasonable manner as determined by Borrower in good faith all of the material terms, covenants and conditions contained in the Leases on the part of the lessee thereunder to be observed or performed, short of termination thereof, except that Borrower may terminate any Lease following a material default thereunder by the respective Tenant; (iv) not collect any of the rents thereunder more than one month in advance; (v) not execute any assignment of lessor's interest in the Leases or associated rents other than the Assignment of Rents and Leases; and (vi) not cancel or terminate any guarantee of any of the Major Leases without the prior written consent of Lender not to be unreasonably withheld.

          (e) Security deposits of Tenants under all Leases, whether held in cash or any other form, shall not be commingled with any other funds of Borrower and, if cash, shall be deposited by Borrower at such commercial or savings bank or banks as may be reasonably satisfactory to Lender and (to the extent of Borrower's rights thereto) pledged to Lender. Any bond or other instrument which Borrower is permitted to hold in lieu of cash security deposits under any applicable Legal Requirements shall be maintained in full force and effect unless replaced by cash deposits as described above, shall be issued by an institution reasonably satisfactory to Lender, shall (if not prohibited by any Legal Requirements) name Lender as payee or mortgagee thereunder (or at Lender's option, be fully assignable to Lender) or may name Borrower as payee thereunder so long as such bond or other instrument is (to the extent of Borrower's rights thereto) pledged to Lender as security for the Indebtedness and shall, in all respects, comply with any applicable Legal Requirements and otherwise be reasonably satisfactory to Lender. Borrower shall, upon Lender's request, provide Lender with evidence reasonably satisfactory to Lender of Borrower's compliance with the foregoing. During the continuance of any Event of Default, Borrower shall, upon Lender's request, deposit with Lender in an Eligible Account pledged to Lender an amount equal to the aggregate security deposits of the Tenants (and any interest theretofore earned on such security deposits and actually received by Borrower) which Borrower has not theretofore returned to the applicable Tenants or applied in accordance with the terms of the applicable Lease, and Lender shall hold such security deposits in a segregated account in accordance with the applicable Lease.

          (f) Each of Borrower and Sponsor covenant and agree not to take any action in respect of leasing efforts for adjacent retail properties owned by Affiliates of the Borrower or Sponsor, or contemplated to be developed by Affiliates of the Borrower or Sponsor, that would diminish or adversely affect the leasing efforts at the Property.

          5.9. PLAN ASSETS, ETC. Borrower will do, or cause to be done, all things necessary to ensure that it will not be deemed to hold Plan Assets at any time.

          5.10. FURTHER ASSURANCES. Borrower shall, at Borrower's sole cost and expense, from time to time as reasonably requested by Lender, execute, acknowledge, record, register, file and/or deliver to Lender such other instruments, agreements, certificates and documents (including Uniform Commercial Code financing statements and amended or replacement mortgages) as Lender may reasonably request to evidence, confirm, perfect and maintain the Liens securing or intended to secure the obligations of Borrower under the Loan Documents or to facilitate a replacement of the Cash Management Bank pursuant to
SECTION 3.1(c) or a bifurcation of the Note pursuant to SECTIONS 1.3(c) and/or 9.7(a), in each case if reasonably requested by Lender, and do and execute all such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents as Lender shall reasonably request from time to time. Borrower hereby authorizes and appoints Lender as its attorney-in-fact to execute, acknowledge, record, register and/or file such instruments, agreements, certificates and documents, and to do and execute such acts, conveyances and assurances, should Borrower fail to do so itself in violation of this Agreement following written request from Lender, in each case without the signature of Borrower. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Borrower hereby ratifies all actions that such attorney shall lawfully take or cause to be taken in accordance with this
SECTION 5.10.

          5.11.   MANAGEMENT OF COLLATERAL.

          (a) The Property shall be managed at all times by an Approved Property Manager pursuant to an Approved Management Agreement. Pursuant to the Subordination of Property Management Agreement or Agreements, each Approved Property Manager shall agree that its Approved Management Agreement, and all fees thereunder (including any incentive fees), are subject and subordinate to the Indebtedness. Borrower may from time to time appoint a successor manager, which successor manager shall be an Approved Property Manager, to manage the Property pursuant to an Approved Management Agreement, and such successor manager shall execute for Lender's benefit a Subordination of Property Management Agreement in form and substance reasonably satisfactory to Lender. The fees of the Approved Property Manager (including any incentive fees) shall not exceed market rates generally paid by owners of similar properties in the applicable geographic market in which the Property is located.

          (b) Borrower shall cause each Approved Property Manager (including any successor Approved Property Manager) to maintain worker's compensation insurance as required by Governmental Authorities.

          (c) Borrower shall notify Lender in writing of any default of Borrower or the Approved Property Manager under the Approved Management Agreement, after the expiration of any applicable cure periods, of which Borrower has actual knowledge. Lender shall have the right, after reasonable notice to Borrower and in accordance with the Subordination of Management Agreement, to cure defaults of Borrower under the Approved Management Agreement. Any reasonable out-of-pocket expenses incurred by Lender to cure any such default shall constitute a part of the Indebtedness and shall be due from Borrower upon demand by Lender.

          (d) Upon the occurrence and during the continuance of an Event of Default, Lender may, in its sole discretion, require, Borrower to terminate the Approved Management Agreement and engage an Approved Property Manager selected by Lender to serve as replacement Approved Property Manager pursuant to an Approved Management Agreement. Following a default by the Approved Property Manager under the Approved Management Agreement that is reasonably likely to result in a Material Adverse Effect and after the expiration of any applicable cure period, Lender may, in its reasonable discretion, require Borrower to terminate the Approved Management Agreement and engage an Approved Property Manager selected by Lender that is not one of the entities listed on Schedule J hereto (or, at Borrower's option, selected by Borrower and reasonably approved by Lender) to serve as replacement Approved Property Manager pursuant to an Approved Management Agreement.

          5.12. ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within 120 days after the close of each Fiscal Year, Borrower shall furnish to Lender, in hard copy and, if available, electronic format, a balance sheet of Borrower as of the end of such year, together with related statements of income and members' capital for such Fiscal Year, audited by a nationally-recognized, independent certified public accounting firm reasonably satisfactory to Lender (Lender hereby confirming that the firm of PriceWaterhouseCoopers is satisfactory to Lender ) whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP applied on a consistent basis and shall not be qualified as to the scope of the audit or as to the status of Borrower as a going concern. Together with Borrower's annual financial statements, Borrower shall furnish to Lender, in hard copy and, if available, electronic format:

          (i)     a statement of cash flows;

          (ii)    then current rent roll and occupancy reports;

          (iii) an annual report for the most recently completed fiscal year, describing Capital Expenditures (stated separately with respect to any project costing in excess of $100,000), Tenant Improvements and Leasing Commissions; and

          (iv)    such other information as Lender shall reasonably request.

          5.13. QUARTERLY FINANCIAL STATEMENTS. As soon as available, and in any event within 45 days after the end of each Fiscal Quarter, Borrower shall furnish to Lender, in hard copy and, if available, electronic format, quarterly and year-to-date unaudited financial statements prepared for such fiscal quarter with respect to Borrower, including a balance sheet and operating statement as of the end of such Fiscal Quarter, together with related statements of income, members' capital and cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ending with such Fiscal Quarter, which statements shall be accompanied by an Officer's Certificate certifying that the same are true and correct and were prepared in accordance with GAAP applied on a consistent basis, subject to changes resulting from audit and normal year-end audit adjustments. Each such quarterly report shall be accompanied by the following, in hard copy and, if available, electronic format:

          (i) a statement in reasonable detail which calculates Net Operating Income for the Test Period ending at the end of such Fiscal Quarter;

          (ii) a summary of Leases signed during such quarter, which summary shall include the Tenant's name, lease term, base rent, Tenant Improvements, leasing commissions paid, free rent and other material tenant concessions;

          (iii)   then current rent roll and occupancy reports;

          (iv) notice of any change in Borrower's condition, financial or otherwise, which is reasonably likely to have a Material Adverse Effect;

          (v) evidence reasonably satisfactory to Lender that any installments of insurance premiums payable during such Fiscal Quarter in accordance with SECTION 5.15(c) have been paid; and

          (vi)    such other information as Lender shall reasonably request.

          5.14. MONTHLY FINANCIAL STATEMENTS. Until the occurrence of the Securitization, Borrower shall furnish within 45 days after the end of each calendar month, in hard copy and, if available, electronic format, monthly and year-to-date unaudited financial statements prepared for such month with respect to Borrower, including a balance sheet and operating statement as of the end of such month, together with related statements of income, members' capital and cash flows for such month and for the portion of the Fiscal Year ending with such month, which statements shall be accompanied by an Officer's Certificate certifying that the same are true and correct and were prepared in accordance with GAAP applied on a consistent basis, subject to changes resulting from audit and normal year-end audit adjustments. Each such monthly report shall be accompanied by the following:

          (i) a summary of Leases signed during such month, which summary shall include the Tenant's name, lease term, base rent, escalations, Tenant Improvements, leasing commissions paid, free rent and other concessions;

          (ii)    then current rent roll and occupancy reports; and

          (iii)   such other information as Lender shall reasonably request.

          5.15.   INSURANCE.

          (a) Borrower shall obtain and maintain with respect to the Property, for the mutual benefit of Borrower and Lender at all times, the following policies of insurance:

          (i) insurance against loss or damage by standard perils then included within the classification "All Risks Special Form Cause of Loss" (including coverage for damage caused by windstorm and hail). Such insurance shall (A) be in an aggregate amount equal to the full replacement cost of the Property and fixtures (without deduction for physical depreciation); (B) have deductibles acceptable to Lender (but in any event not in excess of $250,000); (C) contain a "Replacement Cost Endorsement" and an "Agreed Upon Amount Endorsement" with a waiver of depreciation; (D) include an ordinance or law coverage endorsement containing Coverage A:
     "Loss Due to Operation of Law" (with a minimum liability equal to $10,000,000 for property damage and $10,000,000 for business loss), Coverage B: "Demolition Cost" and Coverage C: "Increased Cost of Construction" coverages; and (E) contain coverage for additions and alterations;

          (ii) flood insurance if any portion of the Property is located in an area identified by the Federal Emergency Management Agency as a "100 year flood plain" or special hazard area (including Zones B, X, C and Shaded X areas), (A) in an amount equal to the maximum limit of coverage available under the National Flood Insurance

     Program (or in a greater amount if required by the Lender), and (B) having deductibles not in excess $25,000;

          (iii) commercial general liability insurance, including broad form coverage of property damage, blanket contractual liability and personal injuries (including death resulting therefrom) and containing minimum limits per occurrence of not less than $1,000,000 with not less than a $2,000,000 general aggregate for any policy year. In addition, at least $100,000,000 excess and/or umbrella liability insurance shall be obtained and maintained for any and all claims, including all legal liability imposed upon Borrower and all related court costs and attorneys' fees and disbursements;

          (iv) rental loss and/or business interruption insurance in an amount equal to not less than 18 months of the estimated annual gross revenues from the Property, such insurance to cover losses for a period not less than 18 months after any Casualty. The amount of such insurance shall be increased from time to time as and when the gross revenues from the Property increase;

          (v) insurance against loss or damage from (A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in any of the Improvements (without exclusion for explosions) and insurance against loss of occupancy or use arising from any breakdown, in such amounts as are generally available at reasonable premiums and are generally required by institutional lenders for properties comparable to the Property;

          (vi) worker's compensation insurance with respect to all employees of Borrower as and to the extent required by any Governmental Authority or Legal Requirement and employer's liability coverage of at least $1,000,000; provided that Borrower may self-insure with respect to the foregoing so long as (i) such self insurance is administered in accordance with the law of the State of Nevada and (ii) such self-insurance shall provide for a retention by Borrower of no greater than $250,000 per occurrence;

          (vii) during any period of a Material Alteration, "All Risk" insurance or "Course of Construction" insurance in non-reporting form, (A) covering any improvements under construction, being renovated or otherwise being altered, and (B) in an amount equal to not less than the full insurable value of the Property against such risks (including fire and extended coverage and collapse of the Improvements to agreed limits) as Lender may request, in form and substance reasonably acceptable to Lender;

          (viii) if required by Lender, earthquake coverage shall be included in the Policy obtained in accordance with Section 5.15(a)(i), with a deductible of not more than $500,000; and

          (ix) such other insurance as may from time to time be reasonably requested by Lender; PROVIDED that Borrower shall not be required to obtain such insurance as is required by any of CLAUSES (i) through (viii) of this
     SECTION 5.15(a) if such insurance is
     both (a) not being required by prudent institutional lenders with respect to retail properties similar to the Property located in or around the region in which the Property is located and (b) not available at commercially reasonable rates; PROVIDED FURTHER that the foregoing proviso shall in no event apply to the insurance coverage required under SECTION 5.15(b)(xi) below.

          (b) All policies of insurance (the "POLICIES") required pursuant to this SECTION 5.15:

          (i) shall be issued by one or more primary insurers having a claims-paying ability of at least "AA-" or its equivalent by each of the Rating Agencies, or by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with carriers having such claims-paying ability ratings (provided that all such carriers shall have claims-paying ability ratings of not less than "A-" or the equivalent);

          (ii) shall be maintained throughout the term of the Loan without cost to Lender;

          (iii) with respect to casualty policies, shall contain a standard noncontributory mortgagee clause naming Lender and its successors and assigns as additional insureds and, subject to the REA, first mortgagee and loss payee;

          (iv) with respect to liability policies, shall name Lender and its successors and assigns as additional insureds;

          (v) with respect to rental or business interruption insurance policies, shall, name Lender and its successors and/or assigns as additional insureds, and, subject to the REA, loss payee;

          (vi) shall contain an endorsement providing that neither Borrower nor Lender nor any other party shall be a co-insurer under said Policies and that Lender shall receive at least 30 days' (10 days in the case of non-payment of premiums) prior written notice of any modification, reduction or cancellation thereof;

          (vii) shall contain an endorsement providing that no act or negligence of Borrower or of a Tenant or other occupant shall affect the validity or enforceability of the insurance insofar as a mortgagee is concerned;

          (viii)  shall contain a waiver of subrogation against Lender;

          (ix)    shall contain deductibles no larger than $250,000;

          (x) may be in the form of a blanket policy (which blanket policy may also cover, INTER ALIA, the Hotel/Casino and/or the SECC, except that the separate terrorism policy delivered pursuant to CLAUSE (xi) below may only cover the Property, the Hotel/Casino, SECC and/or the contemplated "Phase II Resort" to be developed on the real property described on EXHIBIT H-1 hereto), PROVIDED that Borrower shall provide evidence satisfactory to Lender that overall insurance limits will under no circumstance limit the amount that will be paid in respect of the Property to less than the amounts required under SECTION 5.15(a), and such blanket policy shall provide that, unless otherwise agreed to by Lender, the limit of such policy shall be a "true blanket limit" and not limited by a schedule of values for the properties covered thereby (unless the scheduled value for the Property complies with SECTION 5.15(a)(i) above); and

          (xi) shall include coverage for terrorism (either as part of the Policies required to be obtained pursuant SECTION 5.15(a) above or as a separate Policy) in an amount no less than the Loan Amount, subject to a deductible of no more than $2,000,000 (or with respect to business income loss, either a 30-day waiting period or a 30-day deductible) or such higher deductible satisfactory to Lender in its sole and absolute discretion, and in form and substance reasonably satisfactory to Lender, which coverage will be maintained for so long as such coverage (A) is being obtained by prudent owners of real estate in the United States of a similar type and quality and a similar location to the Property or (B) is otherwise available for an annual premium that is less than or equal to $1,000,000 (the "PREMIUM THRESHOLD"); PROVIDED that if neither clause (A) nor clause
     (B) of this SECTION 5.15(b)(xi) is satisfied, then Borrower shall obtain terrorism coverage (at a cost not to exceed to Premium Threshold) from such providers and with such coverage as shall be acceptable to Lender in its reasonable discretion. Terrorism coverage obtained by Borrower pursuant to this SECTION 5.15(b)(xi) may be in the form of a blanket policy covering the Property, the Hotel/Casino and the Convention Center, provided that (w) the loss payee for the Policy shall be either Lender or a trustee for the benefit of Lender (and the owners of the Hotel/Casino and the Convention Center and their respective mortgagees), (x) the trustee shall be a party reasonably satisfactory to Lender and the Rating Agencies (PROVIDED that The Bank of Nova Scotia, so long as it maintains the ratings in effect on the date hereof, shall be deemed reasonably satisfactory to Lender and the Rating Agencies), (y) the Policy shall contain, if available, a "priority of payment" endorsement providing that any Loss Proceeds payable thereunder will be applied first, in accordance with the Loan Agreement (including setting aside amounts to pay business interruption losses of Borrower up to the policy limit prior to applying such Loss Proceeds to restoration of either the Hotel/Casino and/or the Convention Center) and (z) the REA shall be amended to provide that the trustee shall deposit any and all Loss Proceeds received under such Policy into the Loss Proceeds Account for application in accordance with this Agreement, except if and to the extent such Loss Proceeds exceed the cost of restoration of the Property, as reasonably determined by Lender.

Any policies of insurance maintained by Borrower but not required hereunder shall comply with clauses (iii), (iv), (v), (vi) and (viii) above. Lender hereby confirms that the Policies delivered to Lender on the Closing Date in accordance with the requirements set forth in SECTION 5.15(b)(xi) satisfy such requirements.

          (c) Promptly after the Closing Date and promptly after the date of renewal or replacement of any Policy (but, in each case, not more than 60 days after such date), Borrower shall deliver to Lender copies, certified as true and correct by Borrower, of the Policies required to be maintained pursuant to the provisions of this Agreement. In addition, not later than 30 days prior to the expiration date of any Policy, Borrower shall deliver to Lender certificates of insurance (on ACCORD Form 27 where available) and binders evidencing the renewal or replacement of such Policy. Borrower shall pay the annual premiums for all Policies in full on or prior to the date of renewal or issuance thereof; PROVIDED that, notwithstanding the foregoing, Borrower shall be permitted to pay the annual premiums for the Policies in installments if (i) Borrower shall deliver, or cause to be delivered, not less than 15 Business Days prior to the expiration date of such Policies, evidence reasonably satisfactory to Lender that all amounts necessary to pay such annual premiums, as determined in accordance with the REA, have been deposited in the REA Insurance Escrow Account by Borrower and the other parties to the REA required to make such deposits in accordance with Section 1(d) of Article VI of the REA.

          5.16.   CASUALTY AND CONDEMNATION.

          (a) Borrower shall give prompt notice to Lender of any Casualty or Condemnation. Subject to applicable provisions of the REA, Lender may (x) jointly with Borrower settle and adjust any claims, (y) during the continuance of an Event of Default, settle and adjust any claims without the consent or cooperation of Borrower, or (z) allow Borrower to settle and adjust any claims; except that if no Event of Default has occurred and is continuing, Borrower may settle and adjust claims aggregating (with respect to the portion thereof attributable to the Property) not in excess of $1,500,000 if such settlement or adjustment is carried out in a competent and timely manner, but subject to the provisions of the REA, Lender shall be entitled to collect and receive any and all Loss Proceeds. The reasonable expenses incurred by Lender in the adjustment and collection of Loss Proceeds shall become part of the Indebtedness and shall be reimbursed by Borrower to Lender upon demand therefor.

          (b) Subject to the provisions of the REA, all Loss Proceeds from any Casualty or Condemnation shall be immediately deposited into the Loss Proceeds Account (monthly rental loss/business interruption proceeds to be initially deposited into the Loss Proceeds Account and subsequently deposited into the Cash Management Account in installments as and when the lost rental income covered by such proceeds would have been payable). If either (x) any Condemnation or Casualty occurs as to which, in the reasonable judgment of
Lender:

          (i) in the case of a Casualty, the cost of restoration would not exceed 30% of the Loan Amount and the Casualty does not render untenantable, or result in the cancellation of Leases covering, more than 30% of the gross rentable area of the Property;

          (ii) in the case of a Condemnation, the Condemnation does not render untenantable, or result in the cancellation of Leases covering, more than 15% of the gross rentable area of the Property;

          (iii) restoration of the Property is reasonably expected to be completed prior to the expiration of rental interruption insurance and at least six months prior to the Maturity Date;

          (iv) after such restoration, the fair market value of the Property is reasonably expected to equal at least the fair market value of the Property immediately prior to such Condemnation or Casualty (assuming the affected portion of the Property is relet); and

          (v) in the case of a Casualty related to a terrorist act affecting the Property, the Hotel/Casino and/or the Convention Center, Lender determines that such Casualty will not result in a Material Adverse Effect;

or (y) if restoration of the Property is required by the REA, or if Lender otherwise elects to allow Borrower to restore the Property, then the Loss Proceeds shall be held and disposed of pursuant to, and under the conditions set forth in, Section 12 of Article X of the REA. To the extent not inconsistent with Section 12 of Article X of the REA the following provisions (i.e., all of the remaining provisions of this SECTION 5.15(b)) shall apply: the Loss Proceeds after receipt thereof by Lender and reimbursement of any reasonable expenses incurred by Lender in connection therewith shall be applied to the cost of restoring, repairing, replacing or rebuilding the Property or part thereof subject to the Casualty or Condemnation, in the manner set forth below (and Borrower shall commence as promptly and diligently as practicable to prosecute such restoring, repairing, replacing or rebuilding of the Property in a workmanlike fashion and in accordance with applicable law to a status at least equivalent to the quality and character of the Property immediately prior to the Condemnation or Casualty to the extent practicable). Provided that no Event of Default shall have occurred and be then continuing, Lender shall disburse Loss Proceeds to Borrower upon Lender's being furnished with (i) evidence reasonably satisfactory to it of the estimated cost of completion of the restoration, (ii) funds, or assurances reasonably satisfactory to Lender that such funds are available and sufficient in addition to any remaining Loss Proceeds, to complete the proposed restoration, and (iii) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost, payment and performance as Lender may reasonably request; and Lender may, in any event, require that all plans and specifications for restoration reasonably estimated by Lender to exceed $1,500,000 be submitted to and approved by Lender prior to commencement of work (which approval shall not be unreasonably withheld). If Lender reasonably estimates that the cost to restore will exceed $1,500,000, Lender may retain a local construction consultant to inspect such work and review Borrower's request for payments and Borrower shall, on demand by Lender, reimburse Lender for the reasonable fees and disbursements of such consultant (which fees and expenses shall constitute Indebtedness). No payment shall exceed 90% of the value of the work performed from time to time until such time as 50% of the restoration (calculated based on the anticipated aggregate cost of the work) has been completed, and amounts retained prior to completion of 50% of the restoration shall not be paid prior to the final completion of the restoration. Funds other than Loss Proceeds shall be disbursed prior to disbursement of such Loss Proceeds, and at all times the undisbursed balance of such proceeds remaining in the Loss Proceeds Account, together with any additional funds irrevocably and unconditionally deposited therein or irrevocably and unconditionally committed for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the cost of completion of the restoration free and clear of all Liens or claims for Lien.

          (c) Borrower shall cooperate with Lender in obtaining for Lender the benefits of any Loss Proceeds lawfully or equitably payable to Lender in connection with the Property. Lender shall be reimbursed for any expenses reasonably incurred in connection therewith

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(including reasonable attorneys' fees and disbursements, and, if reasonably necessary to collect such proceeds, the expense of an Appraisal on behalf of Lender) out of such Loss Proceeds or, if insufficient for such purpose, by Borrower.

          (d) If Borrower is not entitled to apply Loss Proceeds toward the restoration of the Property pursuant to SECTION 5.16(b) and Lender elects not to permit such Loss Proceeds to be so applied, such Loss Proceeds shall be applied on the first Payment Date following such election to the prepayment of the Loan and shall be accompanied by (i) interest through the end of the applicable Interest Accrual Period (calculated as if the amount prepaid were outstanding for the entire Interest Accrual Period) and (ii) the applicable Make-Whole Payment, if any.

          5.17. ANNUAL BUDGET. Borrower has previously delivered to Lender the Annual Budget for the Property for the 2002 Fiscal Year. At least 45 days prior to the commencement of each subsequent Fiscal Year during the term of the Loan, Borrower shall deliver to Lender for informational purposes only an Annual Budget for the Property for the ensuing Fiscal Year and, promptly after preparation thereof, any subsequent revisions to the Annual Budget. During the continuance of any Cash Trap Period or Event of Default, such Annual Budget and any such revisions shall be subject to Lender's approval, except with respect to Non-Discretionary Items (the Annual Budget, as so approved, the "APPROVED ANNUAL BUDGET"); PROVIDED, HOWEVER, that (1) Borrower shall not amend any Annual Budget more than once in any 60-day period, and (2) so long as no Event of Default is continuing, the consent of Lender to any such Annual Budget and any such revisions shall not be unreasonably withheld or delayed.

          5.18. GENERAL INDEMNITY. Borrower shall indemnify, reimburse, defend and hold harmless Lender and its officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") for, from and against any and all Damages of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Indemnified Parties, in any way relating to or arising out of the making or holding or enforcement of the Loan by Lender or the administration of the Transaction to the extent resulting, directly or indirectly, from any claim (including any Environmental Claim) made (whether or not in connection with any legal action, suit, or proceeding) by or on behalf of any Person; PROVIDED, HOWEVER, that no Indemnified Party shall have the right to be indemnified hereunder for its own (or any other Indemnified Party's) fraud, bad faith, gross negligence or willful misconduct. The provisions of and undertakings and indemnification set forth in this SECTION 5.18 shall survive the satisfaction and payment in full of the Indebtedness and termination of this Agreement.

          5.19.   COVENANTS WITH RESPECT TO REA AND ESA.

          (a)     Borrower covenants and agrees to:

          (i) comply with all material terms, conditions and covenants of the REA and the ESA;

          (ii) promptly deliver to Lender a true and complete copy of each and every notice of default received by such Borrower with respect to any obligation of Borrower under the provisions of the REA or the ESA;

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

          (iv) deliver to Lender copies of any written notices of default or event of default relating to the REA or the ESA served by Borrower;

          (v) in addition to any rights granted Lender under the REA and/or the ESA, after the occurrence of an Event of Default, so long as the Loan is outstanding, the Borrower shall not grant or withhold any consent, approval or waiver under the REA or the ESA without the prior written consent of Lender (which consent shall not be unreasonably withheld or delayed).

          (b) Borrower shall pay all fees, assessments, charges or other amounts assessed pursuant to the REA and the ESA when the same become due and payable. Upon request of Lender, Borrower shall deliver to Lender evidence reasonably satisfactory to Lender that such fees, assessments, charges and other amounts which are then due and payable, have been paid by Borrower, which evidence shall include, without limitation, a true and correct photocopy of Borrower's cancelled check(s) evidencing such payment(s).

          (c) In the event Loss Proceeds are required to be deposited into an account maintained by the trustee under the REA pursuant to Article X of the REA, Borrower shall cause such trustee to select an Eligible Account to serve such purpose.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

          6.1. LIENS ON THE PROPERTY. Borrower shall not permit or suffer the existence of any Lien on any of its assets, other than Permitted Encumbrances.

          6.2. OWNERSHIP. Borrower shall not own any assets other than the Property and related personal property and fixtures located therein or used in connection therewith.

          6.3. TRANSFER. Borrower shall not Transfer any Collateral other than the replacement or other disposition of obsolete or non-useful personal property and fixtures in the ordinary course of business, and Borrower shall not hereafter file a declaration of condominium with respect to the Property.

          6.4.    DEBT. Borrower shall not have any Debt, other than Permitted
Debt.

          6.5. DISSOLUTION; MERGER OR CONSOLIDATION. Borrower shall not dissolve, terminate, liquidate, merge with or consolidate into another Person.

          6.6. CHANGE IN BUSINESS. Borrower shall not make any material change in the scope or nature of its business objectives, purposes or operations or undertake or participate in activities other than the continuance of its present business.

          6.7. DEBT CANCELLATION. Borrower shall not cancel or otherwise forgive or release any material claim or Debt owed to it by any Person, except for adequate consideration or in the ordinary course of its business.

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

          6.8. AFFILIATE TRANSACTIONS. Other than the REA (and the transactions and arrangements required thereunder) or the Master Leases, Borrower shall not enter into, or be a party to, any transaction with any Affiliate of Borrower, except on terms which are no less favorable to Borrower than would be obtained in a comparable arm's length transaction with an unrelated third party.

          6.9. MISAPPLICATION OF FUNDS. Borrower shall not distribute any Revenue or Loss Proceeds in violation of the provisions of this Agreement, fail to remit amounts to the Cash Management Account as required by SECTION 3.1(b), or misappropriate any security deposit or portion thereof.

          6.10. PLACE OF BUSINESS. Borrower shall not change its chief executive office or its principal place of business without giving Lender at least 30 days' prior written notice thereof and promptly providing Lender such information and replacement Uniform Commercial Code financing statements as Lender may reasonably request in connection therewith.

          6.11. MODIFICATIONS AND WAIVERS. Unless otherwise consented to in writing by Lender:

          (i) Borrower shall not amend, modify, terminate, renew, or surrender any rights or remedies under any Lease, or enter into any Lease, except in compliance with SECTION 5.8;

          (ii) Borrower shall not terminate, amend or modify (a) the operating agreement or certificate of formation of Borrower or the certificate of incorporation or by-laws of Borrower Managing Member (provided that Lender's consent to any amendment or modification of the foregoing which does not affect the status of Borrower or Borrower Managing Member as a Single-Purpose Entity shall not be unreasonably withheld), or
     (b) the Approved Management Agreement, the REA, the ESA or any Master Lease (provided that (1) so long as no Event of Default is then continuing, Lender's consent shall not be unreasonably withheld, and (2) de minimis amendments or modifications that do not adversely affect the Lender shall be permitted without Lender's consent); and

          (iii) Borrower shall not amend, modify, surrender or waive any material rights or remedies under, or enter into or terminate, any Material Agreement (other than the Material Agreements covered under CLAUSE (ii) above) unless such action is performed in the ordinary course of business and is commercially reasonable.

          6.12.   ERISA.

          (a) Borrower shall not maintain or contribute to, or agree to maintain or contribute to, or permit any ERISA Affiliate of Borrower to maintain or contribute to or agree to maintain or contribute to, any employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title IV or Section 302 of ERISA or Section 412 of the Code.

          (b) Borrower shall not engage in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code, or substantially similar provisions under

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federal, state or local laws, rules or regulations or in any transaction that would cause any obligation or action taken or to be taken hereunder (or the exercise by Lender of any of its rights under the Note, this Agreement, the Deed of Trust or any other Loan Document) to be a nonexempt prohibited transaction under such provisions.

          6.13. ALTERATIONS AND EXPANSIONS. During the continuance of a Cash Trap Period or Event of Default, Borrower shall not perform or contract to perform any Capital Expenditures that are not consistent with the Approved Capital Budget (as the same may be amended in accordance with the provisions hereof). Borrower shall not perform or contract to perform any Material Alteration without the prior written consent of Lender, which consent (in the absence of an Event of Default) shall not be unreasonably withheld, and which consent shall be deemed given by Lender if (A) Lender shall not have notified the Borrower in writing of its refusal to grant such consent within the Material Alteration Approval Period (as hereinafter defined) after its receipt of a written request for such consent from Borrower and (B) the written request described in clause (A) shall prominently include a statement in capital letters "URGENT - LENDER'S ATTENTION REQUIRED WITHIN 10 BUSINESS DAYS". If Lender's consent is requested hereunder with respect to a Material Alteration, Lender may retain a construction consultant to review such request and, if such request is granted, Lender may retain a construction consultant to inspect the work from time to time. Borrower shall, on demand by Lender, reimburse Lender for the reasonable fees and disbursements of such consultant. As used herein, "MATERIAL ALTERATION APPROVAL PERIODS" shall mean the 10 Business Day period following the Lender's receipt of Borrower's written request; PROVIDED, HOWEVER, that Lender may by written notice given to the Borrower within the initial 10 Business Day period extend the initial Material Alteration Approval Period for a reasonable time (not to exceed 30 days, subject to reasonable extension by Lender if Lender is diligently pursuing its evaluation of the proposed Material Alteration).

          6.14. ADVANCES AND INVESTMENTS. Borrower shall not lend money or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, except for Permitted Investments.

          6.15. SINGLE-PURPOSE ENTITY. Neither Borrower nor Borrower Managing Member shall cease to be a Single-Purpose Entity.

          6.16.   ZONING AND USES. Borrower shall not do any of the following:

          (i) initiate or support any limiting change in the permitted uses of the Property (or to the extent applicable, zoning reclassification of the Property) or any portion thereof, seek any variance under existing land use restrictions, laws, rules or regulations (or, to the extent applicable, zoning ordinances) applicable to the Property, or use or permit the use of the Property in a manner that would result in the use of the Property becoming a nonconforming use under applicable land-use restrictions or zoning ordinances or that would violate the terms of any Major Lease, Material Agreement, Legal Requirement or Permitted Encumbrance;

          (ii) consent to any modification, amendment or supplement to any of the terms of any Permitted Encumbrance in a manner adverse to the interests of Lender;

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

          (iii) impose or consent to the imposition of any restrictive covenants, easements or encumbrances upon the Property in any manner that adversely affects in any material respect its value, utility or transferability, except in connection with an amendment of the REA otherwise permitted hereunder;

          (iv) execute or file any subdivision plat affecting the Property, or institute, or permit the institution of, proceedings to alter any tax lot comprising the Property; or

          (v) permit or consent to any Property being used by the public or any Person in such manner as might make possible a claim of adverse usage or possession or of any implied dedication or easement.

          6.17. WASTE. Borrower shall not commit or permit any Waste on the Property, nor take any actions that might invalidate any insurance required to be carried on the Property under this Agreement.

                                   ARTICLE VII

                                    DEFAULTS

          7.1. EVENT OF DEFAULT. The occurrence of any one or more of the following events shall be, and shall constitute the commencement of, an "EVENT OF DEFAULT" hereunder (any Event of Default which has occurred shall continue unless and until waived by Lender in its sole discretion):

          (a)     PAYMENT.

          (i) Borrower shall default in the payment when due of any principal or interest owing hereunder or under the Note (including any mandatory prepayment required hereunder); or

          (ii) Borrower shall default, and such default shall continue for at least five Business Days after notice to Borrower that such amounts are owing, in the payment when due of fees, expenses or other amounts owing hereunder, under the Note or under any of the other Loan Documents (other than principal and interest owing hereunder or under the Note).

          (b) REPRESENTATIONS. Any representation made by Borrower in any of the Loan Documents, or in any report, certificate, financial statement or other instrument, agreement or document furnished to Lender hereunder or under any other Loan Documents that was required to be furnished shall have been false or misleading in any material respect as of the date such representation was made and such default is not cured within 30 days after written notice from Lender.

          (c) OTHER LOAN DOCUMENTS. Any Loan Document shall fail to be in full force and effect or to convey the material Liens, rights, powers and privileges purported to be created thereby; or a default shall occur under any of the other Loan Documents beyond the expiration of

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

any applicable cure period (and if no cure period is specified in such Loan Document, the analogous cure period specified in Section 7.1(a), (b) or (i), as applicable, shall apply).

          (d)     BANKRUPTCY, ETC.

          (i) Borrower or Borrower Managing Member shall commence a voluntary case concerning itself under Title 11 of the United States Code (as amended, modified, succeeded or replaced, from time to time, the "BANKRUPTCY CODE");

          (ii) Borrower or Borrower Managing Member shall commence any other proceeding under any reorganization, arrangement, adjustment of debt, relief of creditors, dissolution, insolvency or similar law of any jurisdiction whether now or hereafter in effect relating to Borrower or Borrower Managing Member;

          (iii) there is commenced against Borrower or Borrower Managing Member an involuntary case under the Bankruptcy Code, or any such other proceeding, which remains undismissed for a period of 90 days after commencement;

          (iv) Borrower or Borrower Managing Member is adjudicated insolvent or bankrupt;

          (v) Borrower or Borrower Managing Member suffers appointment of any custodian or the like for it or for any substantial portion of its property and such appointment continues unchanged or unstayed for a period of 90 days after commencement of such appointment;

          (vi) Borrower or Borrower Managing Member makes a general assignment for the benefit of creditors; or

          (vii) any action is taken by Borrower or Borrower Managing Member for the purpose of effecting any of the foregoing.

          (e)     CHANGE OF CONTROL.

          (i)     A Change of Control shall occur; or

          (ii) any party other than Borrower's current direct majority equityholder shall obtain 49% or more of the direct equity interests in Borrower (even if not constituting a Change of Control) and Borrower shall fail to deliver to Lender with respect to such new equityholder a new non-consolidation opinion satisfactory to (A) prior to any Securitization, Lender (Lender's approval of any such non-consolidation opinion which is in substantially the form of the Nonconsolidation Opinion shall not be unreasonably withheld) or (B) after any Securitization, each of the Rating Agencies.

          (f) EQUITY PLEDGE; PREFERRED EQUITY. Any direct or indirect equity interest in or right to distributions from Borrower shall be subject to a Lien in favor of any Person, or Borrower or any holder of a direct or indirect interest in Borrower shall issue preferred equity (or debt granting the holder thereof rights substantially similar to those generally associated with preferred equity), in each case unless Rating Confirmation is received with respect thereto, except that pledges of direct and indirect equity interests in and rights to distributions from a Qualified Equityholder (including Sponsor), and the issuance of preferred equity interests (or debt granting the holder thereof rights substantially similar to those generally associated with preferred equity) in a Qualified Equityholder (including Sponsor), shall be permitted.

          (g) INSURANCE. Borrower shall fail to maintain in full force and effect all Policies required hereunder.

          (h) ERISA; NEGATIVE COVENANTS. A default shall occur in the due performance or observance by Borrower of any term, covenant or agreement contained in SECTION 5.9 or in ARTICLE VI.

          (i) OTHER COVENANTS. A default shall occur in the due performance or observance by Borrower of any term, covenant or agreement (other than those referred to in SUBSECTIONS (a) through (h) and (j) through (k), inclusive, of this SECTION 7.1) contained in this Agreement or in any of the other Loan Documents, except that if such default referred to in this SUBSECTION (i) is susceptible of being cured, such default shall not constitute an Event of Default unless and until it shall remain uncured for 10 days after Borrower receives written notice thereof, for a default which can be cured by the payment of money, or for 30 days after Borrower receives written notice thereof, for a default which cannot be cured by the payment of money; and if a default cannot be cured by the payment of money but is susceptible of being cured and cannot reasonably be cured within such 30-day period, and Borrower commences to cure such default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, Borrower shall have such additional time as is reasonably necessary to effect such cure, but in no event in excess of 120 days from the original notice.

          (j) MASTER LEASES. Any of the Master Leases shall terminate, or be terminated prior to its stated expiration date (unless the underlying Tenant Lease has been or is simultaneously being terminated in accordance with the terms of this Agreement), or be surrendered by Borrower without the prior written consent of Lender, or if the Borrower or the lessor under any Master Lease shall be in default thereof, beyond any applicable cure period.

          (k) REA; ESA. The REA or the ESA shall terminate or be terminated or cancelled, prior to its stated expiration date, or if Borrower shall be in default of the REA or the ESA beyond any applicable cure period; PROVIDED that with respect to a termination or cancellation of the ESA, such termination or cancellation shall have been reasonably determined by Lender to be reasonably likely to result in a Material Adverse Effect.

          7.2.    REMEDIES.

          (a) During the continuance of an Event of Default, Lender may, by written notice to Borrower, in addition to any other rights or remedies available pursuant to this Agreement, the Note, the Deed of Trust and the other Loan Documents, at law or in equity, declare by written notice to Borrower all or any portion of the Indebtedness to be immediately due and payable, whereupon all or such portion of the Indebtedness shall so become due and payable, and Lender may enforce or avail itself of any or all rights or remedies provided in the

                                       65
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Loan Documents against Borrower and the Property (including all rights or remedies available at law or in equity); PROVIDED, HOWEVER, that, notwithstanding the foregoing, if an Event of Default specified in paragraph 7.1(d) shall occur, then the Indebtedness shall immediately become due and payable without the giving of any notice or other action by Lender. Any actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth in this Agreement or in the other Loan Documents.

          (b) If Lender forecloses on the Property, Lender shall apply all net proceeds of such foreclosure to repay the Indebtedness, the Indebtedness shall be reduced to the extent of such net proceeds and the remaining portion of the Indebtedness shall remain outstanding and secured by the Property and the other Loan Documents, it being understood and agreed by Borrower that Borrower is liable for the repayment of all the Indebtedness; PROVIDED, HOWEVER, that at the election of Lender, the Note shall be deemed to have been accelerated only to the extent of the net proceeds actually received by Lender with respect to the Property and applied in reduction of the Indebtedness.

          (c) During the continuance of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, take any action to cure such Event of Default. Lender may enter upon any or all of the Property upon reasonable notice to Borrower for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose the Deed of Trust or collect the Indebtedness. The reasonable costs and expenses incurred by Lender in exercising rights under this paragraph (including reasonable attorneys' fees), with interest at the Default Rate for the period after notice from Lender that such costs or expenses were incurred to the date of payment to Lender, shall constitute a portion of the Indebtedness, shall be secured by the Deed of Trust and other Loan Documents and shall be due and payable to Lender upon demand therefor.

          (d) Interest shall accrue on any judgment obtained by Lender in connection with its enforcement of the Loan at a rate of interest equal to the Default Rate.

          7.3. NO WAIVER. No delay or omission to exercise any remedy, right or power accruing during an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed by Lender to be expedient. A waiver of any Default or Event of Default shall not be construed to be a waiver of any subsequent Default or Event of Default or to impair any remedy, right or power consequent thereon.

          7.4. APPLICATION OF PAYMENTS DURING CONTINUANCE OF AN EVENT OF DEFAULT. Notwithstanding anything to the contrary contained herein, during the continuance of an Event of Default, all amounts received by Lender in respect of the Loan shall be applied toward the components of the Indebtedness (E.G., Lender's expenses in enforcing the Loan, interest, principal and other amounts payable hereunder), the Loan and the Note Components in such sequence as Lender shall elect in its sole discretion.

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                                  ARTICLE VIII

                              CONDITIONS PRECEDENT

          8.1. CONDITIONS PRECEDENT TO CLOSING. This Agreement shall become effective on the date that all of the following conditions shall have been satisfied (or waived in accordance with SECTION 9.3):

          (a) LOAN DOCUMENTS. Lender shall have received a duly executed copy of each Loan Document. Each Loan Document which is to be recorded in the public records shall be in form suitable for recording.

          (b) ORIGINATION FEE. Borrower shall have paid to Lender the origination fee (or provided for the direct payment thereof from the proceeds of the Loan) set forth in the term sheet dated May 10, 2002 between Borrower and GSMC.

          (c) COLLATERAL ACCOUNTS. Each of the Collateral Accounts shall have been established with the Cash Management Bank and funded to the extent required under ARTICLE III.

          (d) OPINIONS OF COUNSEL. Lender shall have received (i) a New York legal opinion in substantially the form of EXHIBIT C-1 or otherwise satisfactory to Lender, (ii) a legal opinion with respect to the laws of the state in which the Property is located, in substantially the form of EXHIBIT C-2 or otherwise satisfactory to Lender, and (iii) a bankruptcy nonconsolidation opinion in substantially the form of EXHIBIT C-3 or otherwise satisfactory to Lender with respect to each Person owning at least a 49% direct equity interest in Borrower and any affiliated property manager.

          (e) ORGANIZATIONAL DOCUMENTS. Lender shall have received all documents reasonably requested by Lender relating to the existence of Borrower and Borrower Managing Member, the validity of the Loan Documents and other matters relating thereto, in form and substance satisfactory to Lender, including, but not limited to:

          (i) AUTHORIZING RESOLUTIONS. A certified copy of the resolutions of its board of directors of Borrower Managing Member approving and adopting the Loan Documents to be executed by Borrower and authorizing the execution and delivery thereof.

          (ii) ORGANIZATIONAL DOCUMENTS. Certified copies of the certificate of formation and the operating agreement of Borrower and the certificate of incorporation and by-laws of Borrower Managing Member, in each case together with all amendments thereto.

          (iii) CERTIFICATES OF GOOD STANDING OR EXISTENCE. Certificates of good standing or existence for Borrower and Borrower Managing Member issued as of a recent date by its state of organization and by the state in which the Property is located.

          (f) LEASE; MATERIAL AGREEMENTS. Lender shall have received true and complete copies of all Leases and all Material Agreements.

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

          (g) LIEN SEARCH REPORTS. Lender shall have received satisfactory reports of Uniform Commercial Code, tax lien and judgment searches conducted by a search firm acceptable to Lender with respect to the Property and Borrower, such searches to be conducted in such locations as Lender shall have requested.

          (h) NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing on the Closing Date.

          (i) NO INJUNCTION. No Legal Requirement shall exist, and no litigation shall be pending or threatened, which in the good faith judgment of Lender would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the making or repayment of the Loan or the consummation of the Transaction.

          (j) REPRESENTATIONS. The representations in this Agreement and in the other Loan Documents shall be true and correct in all respects on and as of the Closing Date with the same effect as if made on such date.

          (k) ESTOPPEL LETTERS. Lender shall have received (i) estoppel letters in form and substance satisfactory to Lender from Tenants occupying not less than 85% of the aggregate occupied rentable square feet in the Property, which estoppel letters shall include estoppel letters from the Tenants under each Major Lease; (ii) estoppel letters in form and substance satisfactory to Lender from each of the parties (other than Borrower) to the REA, the ESA and the Master Leases.

          (l) NO MATERIAL ADVERSE EFFECT. No event or series of events shall have occurred which Lender reasonably -believes has had or is reasonably likely to have a Material Adverse Effect.

          (m) TRANSACTION COSTS. Borrower shall have paid all Transaction Costs (or provided for the direct payment of such Transaction Costs by Lender from the proceeds of the Loan).

          (k) INSURANCE. Lender shall have received certificates of insurance (on ACCORD Form 27 where available) and binders, demonstrating insurance coverage in respect of the Property of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in this Agreement. Such certificates shall indicate that Lender is named as additional insured on each liability Policy, and that each casualty Policy and rental interruption Policy contains a loss payee endorsement in favor of Lender.

          (l) TITLE. Lender shall have received a marked, signed commitment to issue, or a pro-forma version of, a Qualified Title Insurance Policy in respect of the Property, listing only such exceptions as are reasonably satisfactory to Lender.

          (m) ZONING. Lender shall have received evidence reasonably satisfactory to Lender that the Property is in compliance with all applicable zoning requirements (including a zoning report, a zoning endorsement if obtainable and a letter from the applicable municipality if obtainable).

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          (n)     PERMITS; CERTIFICATE OF OCCUPANCY. Lender shall have received a copy of all Permits necessary for the use and operation of the Property and the certificate(s) of occupancy, if required, for the Property, all of which shall be in form and substance reasonably satisfactory to Lender.

          (o) ENGINEERING REPORT. Lender shall have received a current Engineering Report with respect to the Property, which report shall be in form and substance reasonably satisfactory to Lender.

          (p) ENVIRONMENTAL REPORT. Lender shall have received an Environmental Report (not more than six months old) with respect to the Property which discloses no material environmental contingencies with respect to the Property.

          (q) QUALIFIED SURVEY. Lender shall have received a Qualified Survey with respect to the Property in form and substance reasonably satisfactory to Lender.

          (r) APPRAISAL. Lender shall have obtained an Appraisal of the Property satisfactory to Lender.

          (s) CONSENTS, LICENSES, APPROVALS, ETC. Lender shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by Borrower, and the validity and enforceability, of the Loan Documents, and such consents, licenses and approvals shall be in full force and effect.

          (t) FINANCIAL INFORMATION. Lender shall have received (i) audited financial statements for the Sponsor and audited operating statements for the Property, in each case for the prior three years, certified by a nationally-recognized, independent certified public accounting firm satisfactory to Lender, (ii) current results from operations certified by the Chief Financial Officer of the Sponsor, and (iii) such other financial information as Lender shall reasonably request, which information shall be in form and substance satisfactory to Lender.

          (u) ANNUAL BUDGET. Lender shall have received the 2002 Annual Budget with respect to the Property.

          (v) ADDITIONAL MATTERS. Lender shall have received such other certificates, opinions, documents and instruments relating to the Loan as may have been reasonably requested by Lender. All corporate and other proceedings, all other documents (including all documents referred to in this Agreement and not appearing as exhibits to this Agreement) and all legal matters in connection with the Loan shall be reasonably satisfactory in form and substance to Lender.

                                   ARTICLE IX

                                  MISCELLANEOUS

          9.1. SUCCESSORS. Except as otherwise provided in this Agreement, whenever in this Agreement any of the parties to this Agreement is referred to, such reference shall be deemed to include the successors and permitted assigns of such party. All covenants, promises

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and agreements in this Agreement contained, by or on behalf of Borrower, shall inure to the benefit of Lender and its successors and assigns.

          9.2.    GOVERNING LAW.

          (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST BORROWER OR THE SPONSOR ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS (OTHER THAN ANY ACTION IN RESPECT OF THE CREATION, PERFECTION OR ENFORCEMENT OF A LIEN OR SECURITY INTEREST CREATED PURSUANT TO ANY LOAN DOCUMENTS NOT GOVERNED BY THE LAWS OF THE STATE OF NEW YORK) MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK. BORROWER AND THE SPONSOR HEREBY (i) IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND (ii) IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

          9.3. MODIFICATION, WAIVER IN WRITING. Neither this Agreement nor any other Loan Document may be amended, changed, waived, discharged or terminated, nor shall any consent or approval of Lender be granted hereunder, unless such amendment, change, waiver, discharge, termination, consent or approval is in writing signed by Lender.

          9.4. NOTICES. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing by expedited prepaid delivery service, either commercial or United States Postal Service, with proof of delivery or attempted delivery, addressed as follows (or at such other address and person as shall be designated from time to time by any party to this Agreement, as the case may be, in a written notice to the other parties to this Agreement in the manner provided for in this Section). A notice shall be deemed to have been given when delivered or upon refusal to accept delivery.

          If to Lender:

          Archon Financial, L.P.
          600 East Las Colinas Boulevard
          Suite 800
          Irving, Texas 75039
          Attention: Michael Forbes

          with copies to:

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          Goldman Sachs Mortgage Company
          85 Broad Street, 11th Floor
          New York, New York 10004
          Attention: Mark Buono

          and

          Cleary, Gottlieb, Steen & Hamilton
          One Liberty Plaza
          New York, New York 10006
          Attention: Michael Weinberger, Esq.

          If to Borrower:

          Grand Canal Shops II, LLC
          3355 Las Vegas Boulevard South
          Las Vegas, Nevada 89109
          Attention: David Friedman

          with a copy to:

          Paul, Weiss, Rifkind, Wharton & Garrison
          1285 Avenue of the Americas
          New York, New York 10019
          Attention: Harris Freidus, Esq.

          If to Sponsor:

          Las Vegas Sands, Inc.
          3355 Las Vegas Boulevard South
          Las Vegas, Nevada 89109
          Attention: David Friedman

          with a copy to:

          Paul, Weiss, Rifkind, Wharton & Garrison
          1285 Avenue of the Americas
          New York, New York 10019
          Attention: Harris Freidus, Esq.

          9.5. TRIAL BY JURY. BORROWER AND THE SPONSOR, TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY

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AND VOLUNTARILY BY BORROWER AND THE SPONSOR AND IS INTENDED TO ENCOMPASS
INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER AND THE SPONSOR.

          9.6. HEADINGS. The Article and Section headings in this Agreement are included in this Agreement for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          9.7.    ASSIGNMENT AND PARTICIPATION.

          (a) Borrower may not sell, assign or transfer any interest in the Loan Documents or any portion thereof (including Borrower's rights, title, interests, remedies, powers and duties hereunder and thereunder).

          (b) Subject to the provisions of this Section 9.7, Lender and each assignee of all or a portion of the Loan shall have the right from time to time in its discretion to sell one or more of the Notes or any interest therein (an "ASSIGNMENT ") and/or sell a participation interest in one or more of the Notes (a "PARTICIPATION"). Borrower agrees reasonably to cooperate with Lender, at Lender's request and expense (except to the extent set forth to the contrary in the Cooperation Agreement), in order to effectuate any such Assignment or Participation. In the case of an Assignment, (i) each assignee shall have, to the extent of such Assignment, the rights, benefits and obligations of the assigning Lender as a "Lender" hereunder and under the other Loan Documents,
(ii) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to an Assignment, relinquish its rights and be released from its obligations under this Agreement and (iii) one Lender shall serve as agent for all Lenders and shall be the sole Lender to whom notices, requests and other communications shall be addressed and the sole party authorized to grant or withhold consents hereunder on behalf of the Lenders (subject, in each case, to appointment of a Servicer, pursuant to SECTION 9.22, to receive such notices, requests and other communications and/or to grant or withhold consents, as the case may be) and to be the sole Lender to designate the account to which payments shall be made by Borrower to the Lenders hereunder. Goldman Sachs Mortgage Company shall maintain, or cause to be maintained, as agent for Borrower, a register at 85 Broad Street, New York, New York or such other address as it shall notify Borrower in writing, on which it shall enter the name or names of the registered owner or owners from time to time of the Notes. Borrower agrees that upon effectiveness of any Assignment of any Note in part, Borrower will promptly provide to the assignor and the assignee separate promissory notes in the amount of their respective interests (but, if applicable, with a notation thereon that it is given in substitution for and replacement of an original Note or any replacement thereof), and otherwise in the form of such Note, upon return of the Note then being replaced. Each potential assignee and potential participant (until it becomes clear that such potential assignee or potential participant is not to become an actual assignee or participant), and each actual assignee and participant, and each Rating Agency or potential investor in connection with a Securitization, shall be entitled to receive all information received by Lender under this Agreement. After the effectiveness of any Assignment, the party conveying the Assignment shall provide notice to

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Borrower and each Lender of the identity and address of the assignee.
Notwithstanding anything in this Agreement to the contrary, after an Assignment, the assigning Lender (in addition to the assignee) shall continue to have the benefits of any indemnifications contained in this Agreement which such assigning Lender had prior to such assignment with respect to matters occurring prior to the date of such assignment.

          (c) If, pursuant to this SECTION 9.7, any interest in this Agreement or any Note is transferred to any transferee that is not a U.S. Person, the transferor Lender shall cause such transferee, concurrently with the effectiveness of such transfer, (i) to furnish to the transferor Lender and Borrower two original copies of either Form W-8BEN or Form W-8ECI or any other form in order to establish an exemption from, or reduction in the rate of, U.S. withholding tax on all interest payments hereunder, and (ii) to agree (for the benefit of Lender and Borrower) to provide the transferor Lender a new Form W-8BEN or Form W-8ECI or any forms reasonably requested in order to establish an exemption from, or reduction in the rate of, U.S. withholding tax upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption. If any such transferee is not a "bank" or other Person described in Section 881(c)(3) of the Code and cannot deliver either Internal Revenue Service Form W8-ECI or Form W-8BEN pursuant to clause (i) above, the transferor Lender shall cause each such transferee, concurrently with the effectiveness of such transfer, to deliver a Certificate of Non-Bank Status, together with two original copies of Internal Review Service Form W8 (or any successor form), all properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Code to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payment to such Lender of interest payable under any of the Loan Documents.

          (d) Unless an Event of Default shall have occurred and be continuing, neither Lender nor any assignee of all or a portion of the Loan shall consummate an Assignment or Participation to a Prohibited Transferee; PROVIDED that Lender and each such assignee shall be entitled to rely, at Lender's or such assignee's sole election, on a written statement from the proposed assignee or participant that it is not a Prohibited Transferee (without making any further inquiry or investigation) and neither Lender nor any such assignee shall be liable to Borrower or to any other Person if Lender or such assignee shall consummate an Assignment or Participation with a Person that shall in fact be a Prohibited Transferee notwithstanding the fact such Person delivered such a written statement. The foregoing provisions shall not apply to an Assignment or Participation of the Loan in connection with a Securitization or to the marketing and sale of the related securities.

          9.8. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

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          9.9.    PREFERENCES. Lender shall have no obligation to marshal any assets in favor of Borrower or any other party or against or in payment of any or all of the obligations of Borrower pursuant to this Agreement, the Note or any other Loan Document. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder and under the Loan Documents. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any portion thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or portion thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

          9.10. REMEDIES OF BORROWER. If a claim is made that Lender or its agents have unreasonably delayed acting or acted unreasonably in any case where by law or under this Agreement, the Note, the Deed of Trust or the other Loan Documents, any of such Persons has an obligation to act promptly or reasonably, Borrower agrees that no such Person shall be liable for any monetary damages, and Borrower's sole remedy shall be limited to commencing an action seeking specific performance, injunctive relief and/or declaratory judgment, except in any instance in which it has been finally determined that Lender's action, delay or inaction has constituted willful misconduct or an illegal act.

          9.11. OFFSETS, COUNTERCLAIMS AND DEFENSES. All payments made by Borrower hereunder or under the other Loan Documents shall be made irrespective of, and without any deduction for, any setoffs or counterclaims. Borrower waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with the Note, this Agreement, the other Loan Documents or the Indebtedness. Any assignee of Lender's interest in the Loan shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to the Loan.

          9.12. NO JOINT VENTURE. Nothing in this Agreement is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender, nor to grant Lender any interest in the Property other than that of mortgagee or lender.

          9.13. CONFLICT; CONSTRUCTION OF DOCUMENTS. In the event of any conflict between the provisions of this Agreement and the provisions of the Note, the Deed of Trust or any of the other Loan Documents, the provisions of this Agreement shall prevail.

          9.14. BROKERS AND FINANCIAL ADVISORS. Borrower and Sponsor each represent that they have dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower and Sponsor each agree, jointly and severally, to indemnify and hold Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower in connection with the transactions contemplated in this Agreement. The provisions of this SECTION 9.14 shall survive the expiration and termination of this Agreement and the repayment of the Indebtedness.

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          9.15.   COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          9.16. ESTOPPEL CERTIFICATES. Borrower agrees at any time and from time to time, to execute, acknowledge and deliver to Lender, within five Business Days after receipt of Lender's written request therefor, a statement in writing setting forth (A) the unpaid principal amount of the Note, (B) the date on which installments of interest and/or principal were last paid, (C) any offsets or defenses to the payment of the Indebtedness, (D) that the Note, this Agreement, the Deed of Trust and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification, and (E) such other matters as Lender may reasonably request. Any prospective purchaser of any interest in a Loan shall be permitted to rely on such certificate.

          9.17. PAYMENT OF EXPENSES; MORTGAGE RECORDING TAXES. Borrower shall reimburse Lender upon receipt of written notice from Lender for (i) all reasonable out-of-pocket costs and expenses incurred by Lender (or any of its affiliates) in connection with the origination of the Loan, including legal fees and disbursements, accounting fees and the costs of the Appraisal, the Engineering Report, the Qualified Title Insurance Policy, the Qualified Survey, the Environmental Report and any other third-party diligence materials, (ii) reasonable out-of-pocket costs and expenses incurred by Lender (or any of its affiliates) in connection with (A) the administration of the Loan, including confirming compliance with environmental and insurance requirements; (B) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Borrower or by Lender; (C) filing and recording fees and expenses and other similar expenses incurred in creating and perfecting the Liens in favor of Lender pursuant to this Agreement and the other Loan Documents; (D) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents or any Collateral;
(E) obtaining any Rating Confirmation required or requested by Borrower hereunder; and (F) enforcing any obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or with respect to the Property or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "workout" or of any insolvency or bankruptcy proceedings.

          9.18. NO THIRD-PARTY BENEFICIARIES. This Agreement and the other Loan Documents are solely for the benefit of Lender and Borrower, and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Lender and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender, and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof, and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in

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whole or in part by Lender if, in Lender's sole discretion, Lender deems it advisable or desirable to do so.

          9.19.   RECOURSE.

          (a) Except as set forth in SECTION 9.19(b) (with respect to Borrower and Sponsor), in the Environmental Indemnity, in the Cooperation Agreement, in SECTION 5.18 (with respect to Borrower) and in SECTION 9.14 (with respect to Borrower and Sponsor), no recourse shall be had for the Indebtedness against any Affiliate of Borrower or any officer, director, employer, agent or direct or indirect partner or member of Borrower or any such Affiliate and recourse to Borrower shall be limited to the Liens of Lender on the Property and the other Collateral.

          (b) Borrower and the Sponsor (as evidenced by the Sponsor's signature below) agree to jointly and severally indemnify Lender and hold Lender harmless from and against any and all Damages to Lender (including the legal and other expenses of enforcing the obligations of the Borrower and the Sponsor under this SECTION 9.19(b)) resulting from or arising out of any of the following (the "INDEMNIFIED LIABILITIES"):

          (i) any intentional physical Waste with respect to the Property committed or permitted by Borrower, the Sponsor or any of their respective Affiliates;

          (ii) any fraud or intentional misrepresentation committed by Borrower, the Sponsor or any of their respective Affiliates;

          (iii) the misappropriation or misapplication (in violation of the provisions hereof or applicable Legal Requirements) by Borrower, the Sponsor or any of their respective Affiliates of any funds (including misappropriation or misapplication of Revenues, security deposits and/or Loss Proceeds and the violation of the last sentence of SECTION 5.8(d));

          (iv) any Transfer of Collateral or Change of Control which is prohibited hereunder; and

          (v) any breach by Borrower or the Sponsor of any representation set forth in SECTION 4.28 of this Agreement or of any covenants set forth in the Environmental Indemnity Agreement.

          In addition, upon the occurrence of any filing by Borrower under the Bankruptcy Code or any joining or colluding by Borrower or any of its Affiliates (including Sponsor) in the filing of an involuntary case in respect of Borrower under the Bankruptcy Code, the entire Indebtedness shall become fully recourse to Borrower and shall be recourse to Sponsor in an amount equal to 10% of the Loan Amount.

          (c) The liability of the Sponsor and the Borrower under SECTION 9.19(b) shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other Person, nor against the Collateral, and shall not be impaired or

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limited by any event, including, without limitation, the following events, in each case whether occurring with or without notice to the Sponsor or with or without consideration:

          (i) any extensions of time for performance required by any of the Loan Documents or any extension or renewal of the Note;

          (ii) any sale, assignment or foreclosure of the Note, the Deed of Trust or any of the other Loan Documents or any sale or transfer of any or all of the Property;

          (iii) any change in the composition of Borrower including the withdrawal or removal of the Sponsor from any current or future position of ownership, management or control of Borrower;

          (iv) the accuracy or inaccuracy of the representations made by Borrower in any of the Loan Documents;

          (v) the release of Borrower or of any other Person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender's voluntary act or otherwise; or

          (vi) the modification of the terms of any one or more of the Loan Documents.

The Sponsor acknowledges that Lender would not make the Loan but for the personal liability undertaken by the Sponsor in this Agreement. The Sponsor agrees that it shall not demand or accept any payment from Borrower in respect of any amounts owing or paid by the Sponsor hereunder until one year and one day after such time as the Indebtedness shall have been paid in full.

          (d) The foregoing limitations on personal liability shall in no way impair or constitute a waiver of the validity of the Note, the Indebtedness secured by the Collateral, or the Liens on the Collateral, or the right of Lender, as mortgagee or secured party, to foreclose and/or enforce its rights with respect to the Collateral after an Event of Default. Nothing in this Agreement shall be deemed to be a waiver of any right which Lender may have under the United States Bankruptcy Code to file a claim for the full amount of the debt owing to Lender by Borrower or to require that all Collateral shall continue to secure all of the Indebtedness owing to Lender in accordance with the Loan Documents. Lender may seek a judgment on the Note (and, if necessary, name Borrower in such suit) as part of judicial proceedings to foreclose under the Deed of Trust or to foreclose pursuant to any other Collateral Documents, or as a prerequisite to any such foreclosure or to confirm any foreclosure or sale pursuant to power of sale thereunder, and in the event any suit is brought on the Note, or with respect to any Indebtedness or any judgment rendered in such judicial proceedings, such judgment shall constitute a Lien on and will be and can be enforced on and against the Collateral and the rents, profits, issues, products and proceeds thereof. Nothing in this Agreement shall impair the right of the Lender to accelerate the maturity of the Note upon the occurrence of an Event of Default, nor shall anything in this Agreement impair or be construed to impair the right of Lender to seek personal judgments, and to enforce all rights and remedies under applicable law, jointly and severally, against any guarantors to the extent allowed by any applicable guarantees. The provisions set

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forth in this SECTION 9.19 are not intended as a release or discharge of the obligations due under the Note or under any Collateral Documents, but are intended as a limitation, to the extent provided in this Section, on Lender's right to sue for a deficiency or seek a personal judgment against Borrower or Sponsor.

          9.20. RIGHT OF SET-OFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, Lender may from time to time, without presentment, demand, protest or other notice of any kind (all of such rights being hereby expressly waived), set-off and appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by Lender (including branches, agencies or affiliates of Lender wherever located) to or for the credit or the account of Borrower against the obligations and liabilities of Borrower to Lender hereunder, under the Note, the other Loan Documents or otherwise, irrespective of whether Lender shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of Lender subsequent thereto.

          9.21. EXCULPATION OF LENDER. Lender neither undertakes nor assumes any responsibility or duty to Borrower or any other party to select, review, inspect, examine, supervise, pass judgment upon or inform Borrower or any third party of (a) the existence, quality, adequacy or suitability of Appraisals of the Property or other Collateral, (b) any environmental report, or (c) any other matters or items, including, but not limited to, engineering, soils and seismic reports which are contemplated in the Loan Documents. Any such selection, review, inspection, examination and the like, and any other due diligence conducted by Lender, is solely for the purpose of protecting Lender's rights under the Loan Documents, and shall not render Lender liable to Borrower or any third party for the existence, sufficiency, accuracy, completeness or legality thereof.

          9.22. SERVICER. Lender may delegate any and all rights and obligations of Lender hereunder and under the other Loan Documents to the Servicer upon written notice by Lender to Borrower, whereupon any notice or consent from the Servicer to Borrower, and any action by Servicer on Lender's behalf, shall have the same force and effect as if Servicer were Lender. Provided no Event of Default has occurred and is continuing, Lender agrees that it will not appoint a Prohibited Transferee to act a Servicer of the Loan; PROVIDED that Lender shall be entitled to rely, at Lender's sole election, on a written statement from a proposed servicer that it is not a Prohibited Transferee (without making any further inquiry or investigation) and Lender shall not be liable to Borrower or to any other Person if Lender shall appoint such Person as Servicer and such Person that shall in fact be a Prohibited Transferee notwithstanding the fact such Person delivered such a written statement.

          9.23 PRIOR AGREEMENTS. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONTAIN THE ENTIRE AGREEMENT OF THE PARTIES HERETO AND THERETO IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AND ALL PRIOR AGREEMENTS AMONG OR BETWEEN SUCH PARTIES, WHETHER ORAL OR WRITTEN, INCLUDING ANY TERM SHEETS AND

                                       78
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COMMITMENT LETTERS, ARE SUPERSEDED BY THE TERMS OF THIS AGREEMENT AND THE OTHER
LOAN DOCUMENTS.

                                       79
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          IN WITNESS WHEREOF, Lender and Borrower are executing this Agreement as of the date first above written.

                               LENDER:

                               ARCHON FINANCIAL, L.P.,
                                    a Delaware limited partnership

                                   By: Archon Financial, L.L.C.,
                                         its general partner


                                   By: /s/ Mark Buono
                                       ---------------------------------
                                       Name: Mark Buono
                                       Title: Director


                               BORROWER:

                               GRAND CANAL SHOPS II, LLC,
                                    a Delaware limited liability company

                                 By: Grand Canal Shops Mall MM Subsidiary, Inc.,
                                     its managing member


                                 By: /s/ David Friedman
                                     -----------------------------------
                                     Name:  David Friedman
                                     Title: Secretary

ACKNOWLEDGED AND AGREED BY SPONSOR SOLELY TO THE
EXTENT OF THE EXPRESS OBLIGATIONS AND AGREEMENTS OF
SPONSOR HEREIN:

LAS VEGAS SANDS, INC.


By: /s/ David Friedman
    ------------------------------------
     Name: David Friedman
     Title: Secretary